                                                Filed Pursuant to Rule 497(c)
                                                Registration File No.: 333-17217


EQ Advisors Trust(SM)

PROSPECTUS DATED MAY 1, 2000


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This Prospectus describes fourteen (14) Portfolios** offered by EQ Advisors
Trust and the Class IA shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.


                                      INTERNATIONAL STOCK PORTFOLIOS
                                      ------------------------------
   DOMESTIC PORTFOLIOS                        Alliance Global
   -------------------                    Alliance International

  EQ/Aggressive Stock*                    FIXED INCOME PORTFOLIOS
  Alliance Common Stock                   -----------------------
  Alliance Equity Index                     Alliance High Yield
Alliance Growth and Income      Alliance Intermediate Government Securities
Alliance Small Cap Growth                  Alliance Money Market
                                           Alliance Quality Bond

                                        BALANCED/HYBRID PORTFOLIOS
                                        --------------------------
                                                EQ/Balanced*
                                      Alliance Conservative Investors
                                         Alliance Growth Investors

* Effective May 1, 2000, the name of the Alliance Aggressive Stock Portfolio was changed to the "EQ/Aggressive Stock Portfolio" and the Alliance
   Balanced Portfolio was changed to the "EQ/Balanced Portfolio."
** All of these Portfolios may not be available in your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.
-------------------------------------------------------------------------------

YOU SHOULD BE AWARE THAT THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE INVESTMENT MERIT OF THESE PORTFOLIOS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Version 6


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Overview

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EQ ADVISORS TRUST

This Prospectus tells you about fourteen (14) current Portfolios of EQ Advisors Trust ("Trust") and the Class IA shares offered by the Trust on behalf of each Portfolio. The Trust is an open-end management investment company. Each Portfolio is a separate series of the Trust with its own investment objective, investment strategies and risks, which are described in this Prospectus. Each of the current Portfolios of the Trust are diversified for purposes of the Investment Company Act of 1940, as amended ("1940 Act").

The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contract" or collectively, the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable") and Equitable of Colorado, Inc. ("EOC") as well as insurance companies that are not affiliated with Equitable or EOC ("non-affiliated insurance companies") and to The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan"). The Prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant under a Contract.

Equitable currently serves as the Manager of the Trust. In such capacity, Equitable currently has overall responsibility for the general management and administration of the Trust.

Information about the Advisers for each Portfolio is contained in the description concerning that Portfolio in the section entitled "About the Investment Portfolios." The Manager has the ultimate responsibility to oversee each of the Advisers and to recommend their hiring, termination and replacement. Subject to approval by the Board of Trustees, the Manager has been granted relief by the Securities and Exchange Commission ("SEC") ("Multi-Manager Order") that enables the Manager without obtaining shareholder approval to: (i) select new or additional Advisers for each of the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers.


Overview


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Table of contents

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---------------------------------------------------------
1
SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST        4
---------------------------------------------------------

---------------------------------------------------------
2
ABOUT THE INVESTMENT PORTFOLIOS                        10
---------------------------------------------------------
    DOMESTIC PORTFOLIOS                                13
       EQ/Aggressive Stock                             13
       Alliance Common Stock                           17
       Alliance Equity Index                           20
       Alliance Growth and Income                      23
       Alliance Small Cap Growth                       26
    INTERNATIONAL STOCK PORTFOLIOS                     29
       Alliance Global                                 29
       Alliance International                          32
    FIXED INCOME PORTFOLIOS                            36
       Alliance High Yield                             36
       Alliance Intermediate Government Securities     40
       Alliance Money Market                           44
       Alliance Quality Bond                           47
    BALANCED/HYBRID PORTFOLIOS                         51
       EQ/Balanced                                     51
       Alliance Conservative Investors                 56
       Alliance Growth Investors                       60
---------------------------------------------------------

---------------------------------------------------------
3
MORE INFORMATION ON PRINCIPAL RISKS                    63
---------------------------------------------------------

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4
MANAGEMENT OF THE TRUST                                69
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    The Trust                                          69
    The Manager                                        69
    Expense Limitation Agreement
    The Advisers                                       71
    The Administrator                                  71
    The Transfer Agent                                 72
    Brokerage Practices                                72
    Brokerage Transactions with Affiliates             72
---------------------------------------------------------

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5
FUND DISTRIBUTION ARRANGEMENTS                         73
---------------------------------------------------------

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6
PURCHASE AND REDEMPTION                                74
---------------------------------------------------------

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7
HOW ASSETS ARE VALUED                                  75
---------------------------------------------------------

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8
TAX INFORMATION                                        76
---------------------------------------------------------

---------------------------------------------------------
9
FINANCIAL HIGHLIGHTS                                   77
---------------------------------------------------------

1
Summary information concerning EQ Advisors Trust

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The following chart highlights the nineteen (19) Portfolios described in this
Prospectus that you can choose as investment alternatives under your Contracts offered by Equitable or EOC. The chart and accompanying information identify each Portfolio's investment objective(s), principal investment strategies, and principal risks. "More Information on Principal Risks", which more fully describes each of the principal risks, is provided beginning on page 63.

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EQ ADVISORS TRUST DOMESTIC PORTFOLIOS
-----------------------------------------------------------------------------------------
PORTFOLIO                      INVESTMENT OBJECTIVE(S)
-----------------------------------------------------------------------------------------
EQ/AGGRESSIVE STOCK            Seeks to achieve long-term growth of capital

-----------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK          Seeks to achieve long-term growth of capital and increased income

-----------------------------------------------------------------------------------------
ALLIANCE EQUITY INDEX          Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including
                               reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index
-----------------------------------------------------------------------------------------
ALLIANCE GROWTH AND INCOME     Seeks to provide a high total return through a combination of current income and capital appreciation by investing
                               primarily in income-producing common stocks and
                               securities convertible into common stocks
-----------------------------------------------------------------------------------------
ALLIANCE SMALL CAP GROWTH      Seeks to achieve long-term growth of capital




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
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PRINCIPAL INVESTMENT STRATEGIES                                   PRINCIPAL RISKS
-------------------------------------------------------------------------------------------------------------------------------
Stocks and other equity securities of small and                   General investment, small-cap and mid-cap company,
medium-sized companies (including securities of                   growth investing, leveraging, derivatives, liquidity,
companies in cyclical industries, companies whose                 securities lending, and foreign securities risks
securities are temporarily undervalued, companies in
special situations (e.g., change in management, new
products or changes in customer demand) and less widely
known companies)
-------------------------------------------------------------------------------------------------------------------------------
Stocks and other equity securities (including preferred           General investment, foreign securities, leveraging,
stocks or convertible debt) and fixed income securities           derivatives, convertible securities, small-cap and mid-cap
(including junk bonds), foreign securities, derivatives, and      company, junk bond, securities lending, and fixed income
securities lending                                                risks
-------------------------------------------------------------------------------------------------------------------------------
Securities in the S&P 500 Index, derivatives, and securities      General investment, index-fund, derivatives, leveraging,
lending                                                           and securities lending risks

-------------------------------------------------------------------------------------------------------------------------------
Stocks and securities convertible into stocks (including junk     General investment, convertible securities, leveraging,
bonds)                                                            derivatives, foreign securities, junk bond, and fixed income risks

-------------------------------------------------------------------------------------------------------------------------------
Stocks and other equity securities of smaller companies           General investment, small-cap and mid-cap company,
and undervalued securities (including securities of               growth investing, leveraging, derivatives, liquidity,
companies in cyclical industries, companies whose                 securities lending, portfolio turnover and foreign securities
securities are temporarily undervalued, companies in              risks
special situations (e.g., change in management, new
products or changes in customer demand) and less widely
known companies)
-------------------------------------------------------------------------------------------------------------------------------

     -------------------------                               EQ Advisors Trust

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
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EQ ADVISORS TRUST INTERNATIONAL STOCK PORTFOLIOS
---------------------------------------------------------------------------------------------------------------
PORTFOLIO                  INVESTMENT OBJECTIVE(S)
---------------------------------------------------------------------------------------------------------------
ALLIANCE GLOBAL            Seeks long-term growth of capital

---------------------------------------------------------------------------------------------------------------
ALLIANCE INTERNATIONAL     Seeks to achieve long-term growth of capital by investing
                           primarily in a diversified portfolio of equity securities
                           selected principally to permit participation in non-U.S.
                           companies with prospects for growth
---------------------------------------------------------------------------------------------------------------

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EQ ADVISORS TRUST FIXED INCOME PORTFOLIOS
---------------------------------------------------------------------------------------------------------------
PORTFOLIO                                       INVESTMENT OBJECTIVE(S)
---------------------------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD                             Seeks to achieve a high return by maximizing current
                                                income and, to the extent consistent with that objective,
                                                capital appreciation

---------------------------------------------------------------------------------------------------------------
ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES     Seeks to achieve high current income consistent with
                                                relative stability of principal through investment primarily in debt securities issued or guaranteed as to principal and
                                                interest by the U.S. Government or its agencies or
                                                instrumentalities
---------------------------------------------------------------------------------------------------------------



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
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PRINCIPAL INVESTMENT STRATEGIES                                PRINCIPAL RISKS
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
Equity securities of U.S. and established foreign companies    General investment, foreign securities, liquidity, derivatives,
(including shares of other mutual funds investing in foreign   securities lending, and fixed income risks
securities), debt securities, derivatives, and securities
lending
------------------------------------------------------------------------------------------------------------------------------
Equity securities of non-U.S. companies (including those in    General investment, foreign securities, liquidity, growth
emerging markets securities) or foreign government             investing, leveraging, derivatives, securities lending,
enterprises (including other mutual funds investing in         portfolio turnover, and fixed income risks
foreign securities), debt securities, derivatives, and
securities lending)
------------------------------------------------------------------------------------------------------------------------------

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PRINCIPAL INVESTMENT STRATEGIES                                PRINCIPAL RISKS
------------------------------------------------------------------------------------------------------------------------------
High yield debt securities rated BB/Ba or below or unrated     General investment, fixed income, leveraging, loan
securities of comparable quality ("junk bonds"), common        participation and assignment, derivatives, liquidity, junk
stocks and other equity securities, foreign securities,        bond, foreign securities, small-cap and mid-cap company,
derivatives, and securities lending                            and securities lending risks
------------------------------------------------------------------------------------------------------------------------------
Securities issued or guaranteed by the U.S. Government,        General investment, fixed income, leveraging, derivatives,
including repurchase agreements and forward                    and securities lending risks
commitments related to U.S. Government securities, debt
securities of non-governmental issuers that own
mortgages, short sales, the purchase or sale of securities
on a when-issued or delayed delivery basis, derivatives,
and securities lending
------------------------------------------------------------------------------------------------------------------------------


     -------------------------                               EQ Advisors Trust

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
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EQ ADVISORS TRUST FIXED INCOME PORTFOLIOS
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PORTFOLIO                 INVESTMENT OBJECTIVE(S)
--------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET     Seeks to obtain a high level of current income, preserve its assets and maintain liquidity
--------------------------------------------------------------------------------------
ALLIANCE QUALITY BOND     Seeks to achieve high current income consistent with
                          preservation of capital by investing primarily in investment grade fixed income securities
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

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EQ ADVISORS TRUST BALANCED/HYBRID PORTFOLIOS
------------------------------------------------------------------------------------------------
PORTFOLIO                           INVESTMENT OBJECTIVE(S)
------------------------------------------------------------------------------------------------
EQ/BALANCED                         Seeks to achieve a high return through both appreciation
                                    of capital and current income

------------------------------------------------------------------------------------------------
ALLIANCE CONSERVATIVE INVESTORS     Seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal

------------------------------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS           Seeks to achieve the highest total return consistent with
                                    the Adviser's determination of reasonable risk
------------------------------------------------------------------------------------------------


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
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PRINCIPAL INVESTMENT STRATEGIES                                PRINCIPAL RISKS
------------------------------------------------------------------------------------------------------------------------
High quality U.S. dollar-denominated money market              General investment, money market, leveraging, foreign
instruments (including foreign securities) and securities      securities, and securities lending risks
lending
------------------------------------------------------------------------------------------------------------------------
Investment-grade debt securities rated at least BBB/Baa or     General investment, fixed income, convertible securities,
unrated securities of comparable quality at the time of        leveraging, derivatives, securities lending, and foreign
purchase, convertible debt securities, preferred stock,        securities risks
dividend-paying common stocks, foreign securities, the
purchase or sale of securities on a when-issued,
delayed-delivery or forward commitment basis, derivatives,
and securities lending
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

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PRINCIPAL INVESTMENT STRATEGIES                                  PRINCIPAL RISKS
-------------------------------------------------------------------------------------------------------------------------------
Debt and equity securities, money market instruments,            General investment, asset allocation, fixed income,
foreign securities, derivatives, and securities lending          derivatives, leveraging, liquidity, securities lending,
                                                                 portfolio turnover, and foreign securities risks
-------------------------------------------------------------------------------------------------------------------------------
Investment grade debt securities and equity securities of        General investment, asset allocation, fixed income,
U.S. and foreign issuers, derivatives, and securities lending    derivatives, convertible securities, liquidity, leveraging, securities lending, portfolio turnover, and foreign securities risks
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Equity securities (including foreign stocks, preferred stocks,   General investment, asset allocation, fixed income,
convertible securities, securities of small and medium-sized     leveraging, derivatives, liquidity, convertible securities,
companies) and debt securities (including foreign debt           small-cap and mid-cap company, securities lending, junk
securities and junk bonds), derivatives, and securities          bond, portfolio turnover, and foreign securities risks
lending
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

     -------------------------                               EQ Advisors Trust

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About the investment portfolios

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This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

o A fuller description of each of the principal risks is included in the section "More Information on Principal Risks," which follows the description of each Portfolio in this section of the Prospectus.

o Additional information concerning each Portfolio's strategies, investments, and risks can also be found in the Trust's Statement of Additional Information.

GENERAL INVESTMENT RISKS

Each of the Portfolios is subject to the following risks:

ASSET CLASS RISK: The returns from the types of securities in which a Portfolio invests may underperform returns from the various general securities markets or different asset classes.

MARKET RISK: You could lose money over short periods due to fluctuation in a Portfolio's share price in reaction to stock or bond market movements, and over longer periods during extended market downturns.

SECURITY SELECTION RISK: There is the possibility that the specific securities selected by a Portfolio's Adviser will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class.

The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.

THE BENCHMARKS

The performance of each of the Trust's Portfolios as shown on the following pages compares each Portfolio's performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios' annualized rates of return are net of:
(i) its investment management fees; and (ii) its other expenses. These rates are not representative of the actual return you would receive under your Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

THE CREDIT SUISSE FIRST BOSTON GLOBAL HIGH YIELD INDEX ("CSFB Index") has been maintained since January 1986 and has several modules representing different sectors of the high yield market, including a cash paying module, a pay-in-kind module, and a default module. The CSFB Index is priced weekly and can be sorted by industry, rating, seniority, liquidity, country of issue, price, yield and spread.

THE LEHMAN AGGREGATE BOND INDEX ("Lehman Aggregate Bond") is an index comprised of investment grade fixed income securities, including U.S. Treasury, mortgage-backed, corporate and "Yankee" bonds (U.S. dollar-denominated bonds issued outside the United States).

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THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX ("Lehman Gov't/Corp") represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX ("Lehman Intermediate Government Bonds") represents an unmanaged group of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

THE LEHMAN TREASURY BOND INDEX ("Lehman Treasury") represents an unmanaged group of securities consisting of all currently offered public obligations of the U.S. Treasury intended for distribution in the domestic market.

THE MERRILL LYNCH HIGH YIELD MASTER INDEX ("ML Master") represents an unmanaged group of securities widely regarded by investors as representative of the high yield bond market.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australasia and the Far East. MSCI EAFE Index returns assume dividends reinvested net of withholding taxes and do not reflect any fees or expenses.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX ("MSCI EMF") is a market capitalization weighted equity index composed of companies that are representative of the market structure of the following 25 countries:
Argentina, Brazil Free, Chile, China Free, Colombia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Russia, South Africa, Sri Lanka, Taiwan, Thailand Free, Turkey and Venezuela. "Free" MSCI indices exclude those shares not purchasable by foreign investors.

THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX ("MSCI World") is an arithmetic, market value-weighted average of the performance of over 1,300 securities listed on the stock exchanges of twenty foreign countries and the United States.

THE RUSSELL 2000 INDEX ("Russell 2000") is an unmanaged index which tracks the performance of 2,000 publicly-traded U.S stocks. It is often used to indicate the performance of smaller company stocks. It is compiled by the Frank Russell Company.

THE RUSSELL 2000 GROWTH INDEX ("Russell 2000 Growth") is an unmanaged index which measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth than other companies in the Russell 2000 Index. It is compiled by the Frank Russell Company.

THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500") is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

THE STANDARD & POOR'S MIDCAP 400 INDEX ("S&P 400 MidCap") is an unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity, and industry group representation. The S&P 400 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

THE VALUE LINE CONVERTIBLE INDEX ("Value Line Convertible") is comprised of 585 of the most actively traded convertible bonds and preferred stocks on an unweighted basis.

THE LIPPER AVERAGES are contained in Lipper's survey of the performance of funds underlying a large universe of


     ----------------------------------------------------    EQ Advisors Trust

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variable life and annuity contracts, where performance averages are based on net asset values which reflect the deduction of investment management fees and direct operating expenses, and, for funds with Rule 12b-1 plans, asset-based sales charges. This survey is published by Lipper Analytical Services, Inc., a firm recognized for its reporting of performance of actively managed funds. Performance data shown for the portfolios does not reflect the deduction of any insurance-related expenses (which are assumed at the contract level).

"Blended" performance numbers (e.g., 50% S&P 400/50% Russell 2000 or 60% S&P 500/40% Lehman Gov't/Corp) assume a static mix of the two indices. We believe that these indices reflect more closely the market sectors in which certain Portfolios invest.

50% S&P 400 MIDCAP INDEX/50% RUSSELL 2000 INDEX - is made up of 50% of the S&P 400 Index, which is an unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity and industry group representation; and 50% of the Russell 2000 Index, which is an unmanaged index which tracks the performance of 2,000 publicly-traded U.S. stocks.

50% S&P 500 INDEX/50% LEHMAN GOV'T/CORP. INDEX - is made up of 50% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 50% of the Lehman Government/Corporate Index, which represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

75% S&P 500 INDEX/25% VALUE LINE CONVERTIBLE INDEX - is made up of 75% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 25% of the Value Line Convertible Index, which is comprised of 585 of the most actively traded convertible bonds and preferred stocks on an unweighted basis.

70% S&P 500 INDEX/30% LEHMAN GOV'T/CORP. INDEX - is made up of 70% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 30% of the Lehman Government/Corporate Index, which represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

70% LEHMAN TREASURY/30% S&P 500 INDEX - is made up of 70% of the Lehman Treasury Bond Index, which represents an unmanaged group of securities consisting of all currently offered public obligations of the U.S. Treasury intended for distribution in the domestic market, and 30% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market.

DOMESTIC PORTFOLIOS

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EQ/AGGRESSIVE STOCK PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks and other equity securities of small and medium-sized companies that, in the opinion of the Adviser, have favorable appreciation prospects. The Portfolio may also invest in securities of companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand) companies stocks whose growth prospects are not recognized by the market and less widely known companies.

The Portfolio may also invest up to 25% of its total assets in foreign securities and may also make use of various other investment strategies, (e.g., investments in debt securities, making secured loans of its portfolio securities). The Portfolio may also use derivatives, including: writing covered call options and purchasing call and put options on individual equity securities, securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

When market or financial conditions warrant, or it appears that the Portfolio's investment objective will not be achieved primarily through investments in common stocks, the Portfolio may invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and options for hedging purposes. The Portfolio may also make temporary investments in corporate fixed income securities, which will generally be investment grade, or invest part of its assets in cash or cash equivalents, including high-quality money market instruments for liquidity or defensive purposes. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

MULTIPLE-ADVISER RISK: The EQ/Aggressive Stock Portfolio employs multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of common stocks for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio's assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other Advisers, the same security may be held in two different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio.

GROWTH INVESTING RISK: Certain of the Advisers for this Portfolio may use a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because:


     ----------------------------------------------------    EQ Advisors Trust

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the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of two broad-based indices; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Aggressive Stock Portfolio) managed by Alliance using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Aggressive Stock Portfolio) whose inception date is January 27, 1986. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

----------
  15
--------------------------------------------------------------------------------

---------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
---------------------------------------------------------------------

1990 ....................  8.2%
1991 .................... 86.9%
1992 .................... -3.2%
1993 .................... 16.8%
1994 .................... -3.8%
1995 .................... 31.6%
1996 .................... 22.2%
1997 .................... 10.9%
1998 ....................  0.3%
1999 .................... 18.84%

Best quarter (% and time period)    Worst quarter (% and time period)
40.10% (1991 1st Quarter)           (27.19)% (1998 3rd Quarter)
---------------------------------------------------------------------


------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------
                                   ONE YEAR     FIVE YEARS     TEN YEARS
------------------------------------------------------------------------
EQ/Aggressive Stock Portfolio
  - Class IA Shares                 18.84%       16.29%         16.68%
------------------------------------------------------------------------
50% S&P 400 MidCap
  Index/50% Russell
  2000*,**                          18.09%       19.92%         15.41%
------------------------------------------------------------------------
S&P 400 MidCap Index*               14.72%       23.05%         17.32%
------------------------------------------------------------------------
Lipper MidCap Growth Funds
  Average*                          46.25%       22.54%         16.19%
------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

WHO MANAGES THE PORTFOLIO

In accordance with the Multi-Manager Order, the Manager may, among other things, select new or additional Advisers for the Portfolio and may allocate and re-allocate the Portfolio's assets among Advisers. Currently, Alliance Capital Management, L.P. and Massachusetts Financial Services Company have been selected by the Manager to serve as Advisers for this Portfolio. It is anticipated that additional Advisers may be added in the future.

The Manager initially allocated the assets of the Portfolio and will allocate all daily cash inflows (share purchases) and outflows (redemptions and expense items) among the Advisers, subject to the oversight of the Board. The Manager intends, on a periodic basis, to review the asset allocation in the Portfolio. The Manager does not intend, but reserves the right, subject to the oversight of the Board, to reallocate assets from one Adviser to another when it would be in the best interest of the Portfolio and its shareholders to do so. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to other Adviser(s).

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance was the exclusive Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

     ALDEN M. STEWART and RANDALL E. HAASE have been the persons principally responsible for the day-to-day management of the Portfolio and its predecessor since 1993. Mr. Stewart, an Executive Vice President of Alliance, has been associated with Alliance since 1970. Mr. Haase, a Senior Vice President of Alliance, has been associated with Alliance since 1988.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS was added as an Adviser to the Portfolio as of May 1, 2000. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

     The Portfolio Managers are TONI Y. SHIMURA, a Senior Vice President of MFS, who has been employed by MFS


     ----------------------------------------------------    EQ Advisors Trust

----------
   16
--------------------------------------------------------------------------------

     as a portfolio manager since 1995 and JOHN W. BALLEN, Chief Investment Officer and President of MFS, who provides general oversight in the management of the Portfolio.

----------
  17
--------------------------------------------------------------------------------

ALLIANCE COMMON STOCK PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital and increase income.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks and other equity-type securities (such as preferred stocks or convertible debt) that the Adviser believes will share in the growth of the nation's economy over a long period.

Most of the time, the Portfolio will invest primarily in common stocks that are listed on national securities exchanges. Smaller amounts will be invested in stocks that are traded over-the-counter and in other equity-type securities. Current income is an incidental consideration. The Portfolio generally will not invest more than 20% of its total assets in foreign securities.

The Portfolio may also make use of various other investment strategies, including making secured loans of up to 50% of its total assets. The Portfolio may also use derivatives, including: writing covered call and put options, buying call and put options on individual common stocks and other equity-type securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

When market or financial conditions warrant or it appears that the Portfolio's investment objective will not be achieved by purchasing equity securities, the Portfolio may invest a portion of its assets in debt securities, including nonparticipating and nonconvertible preferred stocks, investment grade debt securities and junk bonds, e.g., rated BB or lower by Standard & Poor's ("S&P") or Ba or lower by Moody's Investor Service, Inc. ("Moody's"). The Portfolio also may make temporary investments in high-quality U.S. dollar-denominated money market instruments. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.


     ----------------------------------------------------    EQ Advisors Trust

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   18
--------------------------------------------------------------------------------

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

JUNK BOND RISK: The Portfolio may invest a portion of its assets in "junk bonds" or lower-rated securities rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality. Junk bonds have speculative elements or are predominantly speculative credit risks, therefore, credit risk is particularly significant for this Portfolio. This Portfolio may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Common Stock Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Common Stock Portfolio) whose inception date is June 16, 1975. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

----------
  19
--------------------------------------------------------------------------------

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

---------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
---------------------------------------------------------------------

1990 .................... -8.1%
1991 .................... 37.9%
1992 ....................  3.2%
1993 .................... 24.8%
1994 .................... -2.1%
1995 .................... 32.5%
1996 .................... 24.3%
1997 .................... 29.4%
1998 .................... 29.4%
1999 .................... 25.19%

Best quarter (% and time period)    Worst quarter (% and time period)
28.42% (1998 4th Quarter)           (20.22)% (1990 3rd Quarter)
---------------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                     ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------
Alliance Common Stock Portfolio
   - Class IA Shares                  25.19%       28.11%         18.61%
--------------------------------------------------------------------------
S&P 500 Index*                        21.03%       28.56%         18.21%
--------------------------------------------------------------------------
Lipper Growth Equity Mutual
   Funds Average*                     31.48%       26.45%         17.79%
--------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment compay since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

TYLER J. SMITH has been responsible for the day-to-day management of the Portfolio and its predecessor since 1977. Mr. Smith, a Senior Vice President of Alliance, has been associated with Alliance since 1970.


     ----------------------------------------------------    EQ Advisors Trust

----------
   20
--------------------------------------------------------------------------------

ALLIANCE EQUITY INDEX PORTFOLIO

INVESTMENT OBJECTIVE: Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

THE INVESTMENT STRATEGY

The Adviser will not utilize customary economic, financial or market analyses or other traditional investment techniques in managing the Portfolio. Rather, the Adviser will use proprietary modeling techniques to construct a portfolio that it believes will, in the aggregate, approximate the performance results of the S&P 500 Index.

The Adviser will first select from the largest capitalization securities in the S&P 500 on a capitalization-weighted basis. Generally, the largest capitalization securities reasonably track the S&P 500 because the S&P 500 is significantly influenced by a small number of securities. However, in the Adviser's view, selecting securities on the basis of their capitalization alone would distort the Portfolio's industry diversification, and therefore economic events could potentially have a dramatically different impact on the performance of the Portfolio from that of the S&P 500. Recognizing this fact, the modeling techniques also consider industry diversification when selecting investments for the Portfolio. The Adviser also seeks to diversify the Portfolio's assets with respect to market capitalization. As a result, the Portfolio will include securities of smaller and medium-sized capitalization companies in the S&P 500.

Cash may be accumulated in the Portfolio until it reaches approximately 1% of the value of the Portfolio at which time such cash will be invested in common stocks as described above. Accumulation of cash increases tracking error. The Portfolio will, however, remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

   For more information on the S&P 500, see the preceding section "The Benchmarks." The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P") and S&P makes no guarantee as to the accuracy and/or completeness of the S&P 500 or any data included therein.

In order to reduce brokerage costs, maintain liquidity to meet shareholder redemptions or minimize tracking error when the Portfolio holds cash, the Portfolio may from time to time buy and hold futures contracts on the S&P 500 Index and options on such futures contracts. The contract value of futures contracts purchased by the Portfolio plus the contract value of futures contracts underlying call options purchased by the Portfolio will not exceed 20% of the Portfolio's total assets. The Portfolio may seek to increase income by lending its portfolio securities with a value of up to 50% of its total assets to brokers-dealers.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

INDEX-FUND RISK: The Portfolio is not actively managed and invests in securities included in the index regardless of their investment merit. Therefore, the Portfolio cannot modify its investment strategies to respond to changes in the economy and may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the index. Although the Portfolio's modeling techniques are intended to produce performance that approximates that of the S&P 500 (before expenses), there can be no assurance that these techniques will reduce "tracking error" (i.e., the difference between the Portfolio's investment results (before expenses) and the S&P 500's). Tracking error may arise as a result of brokerage costs, fees

----------
  21
--------------------------------------------------------------------------------

and operating expenses and a lack of correlation between the Portfolio's investments and the S&P 500.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last five calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Equity Index Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Equity Index Portfolio) whose inception date is March 1, 1994. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

---------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
---------------------------------------------------------------------

1995 .................... 36.5%
1996 .................... 22.4%
1997 .................... 32.6%
1998 .................... 28.1%
1999 .................... 20.38%

Best quarter (% and time period)    Worst quarter (% and time period)
21.13% (1998 4th Quarter)           (9.97)% (1998 3rd Quarter)
---------------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                                                   SINCE
                                     ONE YEAR     FIVE YEARS     INCEPTION
--------------------------------------------------------------------------
Alliance Equity Index Portfolio
  -  Class IA Shares                  20.38%       27.84%         23.63%
--------------------------------------------------------------------------
S&P 500 Index*                        21.03%       28.56%         24.14%
--------------------------------------------------------------------------
Lipper S&P 500 Index Funds
   Average*                           20.48%       28.07%         25.07%
--------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the


     ----------------------------------------------------    EQ Advisors Trust

----------
   22
--------------------------------------------------------------------------------

predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

JUDITH A. DEVIVO has been responsible for the day-to-day management of the Portfolio and its predecessor since its inception. Ms. DeVivo, a Vice President of Alliance, has been associated with Alliance since 1970.

----------
  23
--------------------------------------------------------------------------------

ALLIANCE GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide a high total return through a combination of current income and capital appreciation by investing primarily in income-producing common stocks and securities convertible into common stocks.

THE INVESTMENT STRATEGY

The Portfolio seeks to maintain a portfolio yield above that of issuers comprising the S&P 500 and to achieve (in the long run) a rate of growth in Portfolio income that exceeds the rate of inflation. The Portfolio will generally invest in common stocks of "blue chip" issuers, i.e., those:

o that have a total market capitalization of at least $1 billion;

o that pay periodic dividends; and

o whose common stock is in the highest four issuer ratings for S&P (i.e., A+, A, B or B+) or Moody's (i.e., high grade, investment grade, upper medium grade or medium grade) or, if unrated, is determined to be of comparable quality by the Adviser.

It is expected that on average the dividend rate of these issuers will exceed the average rate of issuers constituting the S&P 500.

The Portfolio may also invest without limit in securities convertible into common stocks, which include convertible bonds, convertible preferred stocks and convertible warrants. The Portfolio may also invest up to 30% of its total assets in high yield, high risk convertible securities rated at the time of purchase below investment grade (i.e., rated BB or lower by S&P or Ba or lower by Moody's or determined by the Adviser to be of comparable quality).

The Portfolio does not expect to invest more than 25% of its total assets in foreign securities, although it may do so without limit. It may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on currencies for hedging purposes.

The Portfolio may also write covered call and put options on securities and securities indexes for hedging purposes or to enhance its return and may purchase call and put options on securities and securities indexes for hedging purposes. The Portfolio may also purchase and sell securities index futures contracts and may write and purchase options thereon for hedging purposes.

When market or financial conditions warrant, the Portfolio may invest in certain money market instruments for temporary or defensive purposes. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income


     ----------------------------------------------------    EQ Advisors Trust

----------
   24
--------------------------------------------------------------------------------

securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

JUNK BOND RISK: The Portfolio may invest a portion of its assets in "junk bonds" or lower-rated securities rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality. Therefore, credit risk is particularly significant for this Portfolio. Junk bonds have speculative elements or are predominantly speculative credit risks. This Portfolio may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

FOREIGN SECURITIES RISK: To the extent the Portfolio invests in foreign securities, it is subject to risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of equity and fixed income securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Growth and Income Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance and Growth Income Portfolio) whose inception date is October 1, 1993. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not

----------
  25
--------------------------------------------------------------------------------

 reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

---------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
---------------------------------------------------------------------

1994 .................... -0.6%
1995 .................... 24.1%
1996 .................... 20.1%
1997 .................... 26.9%
1998 .................... 20.9%
1999 .................... 18.66%


Best quarter (% and time period)    Worst quarter (% and time period)
26.28% (1998 4th Quarter)           (15.03)% (1998 3rd Quarter)
---------------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                                                  SINCE
                                    ONE YEAR     FIVE YEARS     INCEPTION
-------------------------------------------------------------------------
Alliance Growth and Income
   Portfolio - Class IA Shares       18.66%       22.08%         17.15%
-------------------------------------------------------------------------
S&P 500 Index*                       21.03%       28.56%         23.43%
-------------------------------------------------------------------------
75% S&P 500 Index/25%
   Value Line Convertible*,**        20.71%       25.01%         18.77%
-------------------------------------------------------------------------
Lipper Growth and Income Funds
   Average*                          14.51%       21.78%         17.57%
--------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

PAUL RISSMAN and W. THEODORE KUCK have been the persons responsible for the day-to-day management of the Portfolio, Mr. Rissman since 1996 and Mr. Kuck since the Portfolio and its predecessor's inception. Mr. Rissman, a Senior Vice President of Alliance, has been associated with Alliance since 1989. Mr. Kuck, a Vice President of Alliance, has been associated with Alliance since 1971.


     ----------------------------------------------------    EQ Advisors Trust

----------
   26
--------------------------------------------------------------------------------

ALLIANCE SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in U.S. common stocks and other equity-type securities issued by smaller companies with favorable growth prospects. The Portfolio may at times invest in companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand) and less widely known companies.

Under normal market conditions, the Portfolio intends to invest at least 65% of its total assets in securities of small capitalization companies (currently considered by the Adviser to mean companies with market capitalization at or below $3 billion).

The Portfolio may invest in foreign securities and may also make use of various other investment strategies, including making secured loans of up to 50% of its total portfolio securities. The Portfolio may also use derivatives including: writing covered call options and purchasing call and put options on individual equity securities, securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

The Portfolio may invest up to 20% of its net asset value, measured at the time of investment, in securities principally traded on foreign securities markets (other than commercial paper).

When market or financial conditions warrant, the Portfolio may invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and investment grade corporate fixed income securities. For temporary or defensive purposes, the Portfolio may invest without limitation in cash or cash equivalents or high-quality money market instruments. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the

----------
  27
--------------------------------------------------------------------------------

risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for 1998 and 1999, the Portfolio's first two years of existence and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for one year and since inception and compares the Portfolio's performance to:
(i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Small Cap Growth Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Small Cap Growth Portfolio) whose inception date is May 1, 1997. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------

1998 .................... -4.4%
1999 .................... 27.75%

Best quarter (% and time period)    Worst quarter (% and time period)
28.30% (1999 4th Quarter)           (28.07)% (1998 3rd Quarter)
--------------------------------------------------------------------------


     ----------------------------------------------------    EQ Advisors Trust

---------
   28
--------------------------------------------------------------------------------


-----------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------
                                                          SINCE
                                           ONE YEAR     INCEPTION
-----------------------------------------------------------------
Alliance Small Cap Growth Portfolio -
Class IA Shares                             27.75%       17.83%
-----------------------------------------------------------------
Russell 2000 Growth Index*                  43.09%       25.88%
-----------------------------------------------------------------
Lipper Small Company Growth Funds
Average*                                    38.28%       19.36%
-----------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

BRUCE ARONOW has been responsible for the day-to-day management of the Portfolio since February 2000. Mr. Aronow is a Vice President of Alliance and has been associated with Alliance since May 1999. Prior thereto, he had been associated with Invesco since May 1998, and before that a Vice President of Chancellor LGT Asset Management since 1996 and a Vice President of Chancellor Capital Management since before 1995.

INTERNATIONAL STOCK PORTFOLIOS

----------
  29
--------------------------------------------------------------------------------

ALLIANCE GLOBAL PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

THE INVESTMENT STRATEGY
The Portfolio invests primarily in a diversified mix of equity securities of U.S. and established foreign companies. The Adviser believes the equity securities of these established non-U.S. companies have prospects for growth. The Portfolio intends to make investments in several countries and to have represented in the Portfolio business activities in not less than three different countries (including the United States).

     These non-U.S. companies may have operations in the United States, in their country of incorporation or in other countries.

The Portfolio may invest in any type of security including, but not limited to, common and preferred stock, as well as shares of mutual funds that invest in foreign securities, bonds and other evidences of indebtedness, and other securities of issuers wherever organized and governments and their political subdivisions. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Portfolio intends under normal conditions to invest in equity securities.

The Portfolio may also make use of various other investment strategies, including making secured loans of up to 50% of its total assets. The Portfolio may also use derivatives including: writing covered call and put options, purchasing call and put options on individual equity securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts.

When market or financial conditions warrant, the Portfolio may at times invest substantially all of its assets in securities issued by U.S. companies or in cash or cash equivalents, including money market instruments issued by foreign entities for temporary or defensive purposes. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

FOREIGN SECURITIES RISK: Investing in foreign securities involves risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

     EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

     EURO RISK: The Portfolio may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency.


     ----------------------------------------------------    EQ Advisors Trust

----------
   30
--------------------------------------------------------------------------------

     During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

     REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Global Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Global Portfolio) whose inception date is August 27, 1987. The assets of the

----------
  31
--------------------------------------------------------------------------------

predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

---------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
---------------------------------------------------------------------

1990 .................... -6.1%
1991 .................... 30.5%
1992 .................... -0.5%
1993 .................... 32.1%
1994 ....................  5.2%
1995 .................... 18.8%
1996 .................... 14.6%
1997 .................... 11.7%
1998 .................... 21.8%
1999 .................... 38.53%


Best quarter (% and time period)    Worst quarter (% and time period)
26.59% (1998 4th Quarter)           (16.99)% (1998 3rd Quarter)
---------------------------------------------------------------------


-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------
                        ONE YEAR     FIVE YEARS     TEN YEARS
-------------------------------------------------------------
Alliance Global
  Portfolio -
  Class IA Shares        38.53%       20.74%         15.84%
-------------------------------------------------------------
Lipper Global
  Mutual Funds
  Average*               44.18%       19.42%         11.73%
-------------------------------------------------------------
MSCI World
  Index*                 24.93%       19.76%         11.42%
-------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

SANDRA L. YEAGER has been responsible for the day-to-day management of the Portfolio's and its predecessor's investment program since 1998. Ms. Yeager, a Senior Vice President of Alliance, has been associated with Alliance since 1990.

     ----------------------------------------------------    EQ Advisors Trust

----------
   32
--------------------------------------------------------------------------------

ALLIANCE INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies with prospects for growth.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies or foreign governmental enterprises that the Adviser believes have prospects for growth. The Portfolio may invest anywhere in the world (including developing countries or "emerging markets"), although it will not generally invest in the United States. The Portfolio may purchase securities of developing countries, which include, among others, Mexico, Brazil, Hong Kong, India, Poland, Turkey and South Africa.

     These non-U.S. companies may have operations in the United States, in their country of incorporation and/or in other countries.

The Portfolio intends to have represented in the Portfolio business activities in not less than three different countries.

The Portfolio may also invest in any type of investment grade, fixed income security including, but not limited to, preferred stock, convertible securities, bonds, notes and other evidences of indebtedness of foreign issuers, including obligations of foreign governments. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Portfolio intends under normal market conditions to invest primarily in equity securities.

The Portfolio may also make use of various other investment strategies, including the purchase and sale of shares of other mutual funds investing in foreign securities and making loans of up to 50% of its portfolio securities. The Portfolio may also use derivatives, including: writing covered call and put options, purchasing purchase call and put options on individual equity securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts.

For temporary or defensive purposes, when market or financial conditions warrant, the Portfolio may at times invest substantially all of its assets in securities issued by a single major developed country (e.g., the United States) or in cash or cash equivalents, including money market instruments issued by that country. In addition, the Portfolio may establish and maintain temporary cash balances in U.S. and foreign short-term high-grade money market instruments for defensive purposes or to take advantage of buying opportunities. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

FOREIGN SECURITIES RISK: Investing in foreign securities involves risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

----------
  33
--------------------------------------------------------------------------------

     EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

     EURO RISK: The Portfolio may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

     REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover (e.g., over


     ----------------------------------------------------    EQ Advisors Trust

----------
   34
--------------------------------------------------------------------------------

100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance International Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance International Portfolio) whose inception date is April 3, 1995. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

---------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
---------------------------------------------------------------------

1996 .........................  9.8%
1997 ......................... -2.98%
1998 ......................... 10.6%
1999 ......................... 37.78%


Best quarter (% and time period)    Worst quarter (% and time period)
25.95% (1999 4th Quarter)           (15.68)% (1998 3rd Quarter)
---------------------------------------------------------------------


--------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------
                                                 SINCE
                                 ONE YEAR      INCEPTION
--------------------------------------------------------
Alliance International
  Portfolio - Class IA
  Shares                          37.31%         13.16%*
--------------------------------------------------------
MSCI EAFE Index**                 26.96%         13.11%
--------------------------------------------------------
Lipper International Mutual
  Funds Average**                 42.88%         17.58%
--------------------------------------------------------

 * Since inception as of April 3, 1995.

** For more information on this index, see the preceding section "The
     Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

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SANDRA L. YEAGER has been responsible for the day-to-day management of the
Portfolio and its predecessor since January 1999. Ms. Yeager, a Senior Vice President of Alliance, has been associated with Alliance since 1990.


     ----------------------------------------------------    EQ Advisors Trust

FIXED INCOME PORTFOLIOS

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   36
--------------------------------------------------------------------------------

ALLIANCE HIGH YIELD PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve a high return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in a diversified mix of high yield, fixed income securities (so-called "junk bonds"), which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. Junk bonds generally have a higher current yield but are rated either in the lower categories by NRSROs (i.e., rated Baa or lower by Moody's or BBB or lower by S&P) or are unrated securities of comparable quality.

The Portfolio will attempt to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Substantially all of the Portfolio's investments will be income producing.

The Portfolio may also make use of various other investment strategies, including investments in common stocks and other equity-type securities (such as convertible debt securities) and secured loans of its portfolio securities without limitation in order to enhance its current return and to reduce fluctuations in net asset value. The Portfolio may also use derivatives, including: writing covered call and put options; purchasing call and put options on individual fixed income securities, securities indexes and foreign currencies; and purchasing and selling stock index, interest rate and foreign currency futures contracts and options thereon. The Portfolio may also invest in participations and assignments of loans originally made by institutional lenders or lending syndicates.

The Portfolio will not invest more than 10% of its total assets in:

(i) fixed income securities which are rated lower than B3 or B- or their equivalents by one NRSRO or if unrated are of equivalent quality as determined by the Adviser; and

(ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than B3 or B- or their equivalents by an NRSRO or if unrated is of equivalent quality as determined by the Adviser; however, this restriction will not apply to:

o fixed income securities which the Adviser believes have similar characteristics to securities which are rated B3 or higher by Moody's or B- or higher by S&P, or

o money market instruments of any entity that has an unsecured issue of outstanding debt which the Adviser believes has similar characteristics to securities which are so rated.

In the event that any securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if the Adviser believes that such investments are considered appropriate under the circumstances.

The Portfolio may also invest in fixed income securities that are providing high current yields because of risks other than credit, such as prepayment risks, in the case of mortgage-backed securities, or currency risks, in the case of non-U.S. dollar denominated foreign securities.

When market or financial conditions warrant, the Portfolio may also make temporary investments in high-quality U.S. dollar-denominated money market instruments. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

JUNK BOND RISK: The Portfolio invests primarily in "junk bonds" or lower-rated securities rated BBB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality. Junk bonds have speculative elements or are predominantly speculative credit risks, therefore, credit risk is particularly significant for this Portfolio. Although junk bonds generally have higher yields than debt securities with higher credit ratings, they are high-risk investments that may not pay interest or return principal as scheduled. Junk bonds generally are also less liquid and experience more price volatility than higher rated fixed income securities. This Portfolio may also be subject to

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  37
--------------------------------------------------------------------------------

greater credit risk because it may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

FIXED INCOME RISK: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

     INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

     MORTGAGE-BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase, making them even more susceptible to interest rate changes. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated (pre-payment). The Portfolio would need to reinvest the pre-paid funds at the newer, lower interest rates.

LOAN PARTICIPATION AND ASSIGNMENT RISK: In addition to the risks associated with fixed income investments generally, the Portfolio's investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan, might fail financially. It is also possible that, under emerging legal theories of lender liability, the Portfolio could be held liable as a co-lender.

SMALL CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known; held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.


     ----------------------------------------------------    EQ Advisors Trust

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   38
--------------------------------------------------------------------------------

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities without restriction. The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance High Yield Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance High Yield Portfolio) whose inception date is January 2, 1987. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

----------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN*
----------------------------------------------------------------------

1990 ......................... -1.1%
1991 ......................... 24.5%
1992 ......................... 12.3%
1993 ......................... 23.2%
1994 ......................... -2.8%
1995 ......................... 19.9%
1996 ......................... 23.0%
1997 ......................... 18.5%
1998 ......................... -5.2%
1999 ......................... -3.35%

Best quarter (% and time period)     Worst quarter (% and time period)
8.00% (1997 2nd Quarter)             (10.97)% (1998 3rd Quarter)
----------------------------------------------------------------------


----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------
                                      ONE YEAR      FIVE YEARS     TEN YEARS
----------------------------------------------------------------------------
Alliance High Yield Portfolio
  - Class IA Shares                    (3.35)%        9.86%          10.23%
----------------------------------------------------------------------------
CSFB Index*, **                         3.28%         9.07%          11.06%
----------------------------------------------------------------------------
ML Master*                              1.57%         9.61%          10.79%
----------------------------------------------------------------------------
Lipper High Current Yield Bond
  Funds Average*                        3.83%         9.48%          10.15%
----------------------------------------------------------------------------

 * For more information on this index, see the preceding section "The
   Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities,

----------
  39
--------------------------------------------------------------------------------

qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

NELSON JANTZEN has been responsible for the day-to-day management of the Portfolio since January 2000. Mr. Jantzen is a Senior Vice President and Portfolio Manager in the Global High Yield Group and is responsible for the management of domestic high yield securities. Mr. Jantzen joined Alliance in 1993.


     ----------------------------------------------------    EQ Advisors Trust

---------
   40
--------------------------------------------------------------------------------

ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve high current income consistent with relative stability of principal through investment primarily in debt securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in U.S. Government securities. The Portfolio may also invest in repurchase agreements and forward commitments related to U.S. Government securities and may also purchase debt securities of non-government issuers that own mortgages.

     Duration is a measure of the weighted average maturity of the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.

     In some cases, the Adviser's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the mortgage-backed or asset-backed securities, and foreign and domestic interest rates). As of December 31, 1999, the Adviser considered the duration of a 10-year Treasury bond to be 7.3 years. The Portfolio's investments will generally have a final maturity of not more than ten years or a duration not exceeding that of a 10-year Treasury note.

The Portfolio buys and sells securities with a view to maximizing current return without, in the opinion of the Adviser, undue risk to principal. Potential capital gains resulting from possible changes in interest rates will not be a major consideration. The Portfolio may take full advantage of a wide range of maturities of U.S. Government securities and may adjust the dollar-weighted average maturity of its portfolio from time to time, depending on the Adviser's assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of the securities held by the Portfolio. The Portfolio may also invest a substantial portion of its assets in money market instruments.

In order to enhance its current return, to reduce fluctuations in net asset value, and to hedge against changes in interest rates, the Portfolio may write covered call and put options on U.S. Government securities and may purchase call and put options on U.S. Government securities. The Portfolio may also enter into interest rate futures contracts with respect to U.S. Government securities, and may write and purchase options thereon. The Portfolio may also make secured loans of its portfolio securities without limitation and enter into repurchase agreement with respect to U.S. Government securities with commercial banks and registered broker-dealers.

The Portfolio may also make use of various other investment strategies, including covered short sales, and the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis.

Under normal market conditions, the Portfolio will invest at least 65%, and expects to invest at least 80%, of its total assets in U.S. Government securities and repurchase agreements and forward commitments relating to U.S. Government securities. U.S. Government securities include:

o U.S. Treasury Bills: Direct obligations of the U.S. Treasury which are issued in maturities of one year or less.

o U.S. Treasury Notes: Direct obligations of the U.S. Treasury issued in maturities which vary between one and ten years, with interest payable every six months.

----------
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--------------------------------------------------------------------------------

o U.S. Treasury Bonds: Direct obligations of the U.S. Treasury which are issued in maturities more than ten years from the date of issue, with interest payable every six months.

o "Ginnie Maes": Debt securities issued by a mortgage banker or other mortgagee and represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veteran's Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest. Ginnie Maes, although not direct obligations of the U.S. Government, are guaranteed by the U.S. Treasury.

o "Fannie Maes": The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and supported by FNMA's right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury. Fannie Maes are not backed by the full faith and credit of the U.S. Government.

o "Freddie Macs": The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, issues participation certificates ("PCs") which represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

o Governmental Collateralized Mortgage Obligations: These are securities issued by a U.S. Government instrumentality or agency which are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture.

o "Sallie Maes": The Student Loan Marketing Association ("SLMA") is a government-sponsored corporation owned entirely by private stockholders that provides liquidity for banks and other institutions engaged in the Guaranteed Student Loan Program. These loans are either directly guaranteed by the U.S. Treasury or guaranteed by state agencies and reinsured by the U.S. Government. SLMA issues both short term notes and longer term public bonds to finance its activities.

The Portfolio may also invest in "zero coupon" U.S. Government securities which have been stripped of their unmatured interest coupons and receipts or in certificates representing undivided interests in such stripped U.S. Government securities and coupons. These securities tend to be more volatile than other types of U.S. Government securities.

     Guarantees of the Portfolio's U.S. Government securities guarantee only the payment of principal at maturity and interest when due on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of the Portfolio's shares.

The Portfolio may also purchase collateralized mortgage obligations ("CMOs") issued by non-governmental issuers and securities issued by a real estate mortgage investment conduits ("REMICs"), but only if they are collateralized by U.S. Government securities. However, CMOs issued by entities other than U.S. Government agencies and instrumentalities and securities issued by REMICs are not considered U.S. Government securities for purposes of the Portfolio meeting its policy of investing at least 65% of its total assets in U.S. Government securities.

THE PRINCIPAL RISKS

FIXED INCOME RISK: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

     ASSET-BACKED SECURITIES RISK: The Portfolio's investments in asset-backed securities represent interests


     ----------------------------------------------------    EQ Advisors Trust

---------
   42
--------------------------------------------------------------------------------

     in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Portfolio's yield.

     INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

     INVESTMENT GRADE SECURITIES RISK: With respect to fixed income investments of the Portfolio, other than U.S. Government securities, rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization ("NRSRO"), the Portfolio could lose money if the issuer or guarantor of a debt security or counterparty to a Portfolio's transaction is unable or unwilling to make timely principal and/or interest payments, or to honor its financial obligations. Investment grade securities which are rated BBB by S&P, or an equivalent rating by any other NRSRO, are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

     MORTGAGE-BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase, making them even more susceptible to interest rate changes. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated (pre-payment). The Portfolio would need to reinvest the pre-paid funds at the newer, lower interest rates.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities without restriction. The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last eight calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds

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--------------------------------------------------------------------------------

with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Intermediate Government Securities Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Intermediate Government Securities Portfolio) whose inception date is April 1, 1991. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

----------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN*
----------------------------------------------------------------------

1992 .........................  5.5%
1993 ......................... 10.6%
1994 ......................... -4.4%
1995 ......................... 13.3%
1996 .........................  3.8%
1997 .........................  7.3%
1998 .........................  7.7%
1999 .........................  0.02%

Best quarter (% and time period)     Worst quarter (% and time period)
5.31% (1991 3rd Quarter)             (2.96)% (1994 1st Quarter)
----------------------------------------------------------------------


---------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------
                                                                    SINCE
                                     ONE YEAR      FIVE YEARS     INCEPTION
---------------------------------------------------------------------------
Alliance Intermediate
  Government Securities
  Portfolio - Class IA Shares          0.02%         6.34%          6.26%
---------------------------------------------------------------------------
Lehman Intermediate
  Government Bonds*                    0.49%         6.93%          6.76%
---------------------------------------------------------------------------
Lipper Intermediate Government
  Funds Average*                      (2.13)%        6.94%          6.84%
---------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

JEFFREY S. PHLEGAR has been responsible for the day-to-day management of the Portfolio and its predecessor since January 1999. Mr. Phlegar, a Senior Vice President of Alliance, has been associated with Alliance for the past five years.


     ----------------------------------------------------    EQ Advisors Trust

----------
   44
--------------------------------------------------------------------------------

ALLIANCE MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less.

The instruments in which the Portfolio invests include:

o marketable obligations of, or guaranteed as to the timely payment of principal and interest by, the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities");

o certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by:

     (a) domestic banks (including their foreign branches) or savings and loan associations having total assets of more than $1 billion and which are FDIC members in the case of banks, or insured by the FDIC, in the case of savings and loan associations; or

     (b) foreign banks (either by their foreign or U.S. branches) having total assets of at least $5 billion and having an issue of either (i) commercial paper rated at least A-1 by S&P or Prime-1 by Moody's or (ii) long term debt rated at least AA by S&P or Aa by Moody's;

o commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if not rated, issued by domestic or foreign companies having outstanding debt securities rated at least AA by S&P or Aa by Moody's) and participation interests in loans extended by banks to such companies;

o mortgage-backed and asset-backed securities that have remaining maturities of less than one year;

o corporate debt obligations with remaining maturities of less than one year, rated at least AA by S&P or Aa by Moody's, as well as corporate debt obligations rated at least A by S&P or Moody's, provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody's;

o floating rate or master demand notes; and

o repurchase agreements covering U.S. Government securities.

If the Adviser believes a security held by the Portfolio is no longer deemed to present minimal credit risk, the Portfolio will dispose of the security as soon as practicable unless the Board of Trustees determines that such action would not be in the best interest of the Portfolio.

Purchases of securities that are unrated must be ratified by the Board of Trustees. Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing only in instruments with a remaining maturity of 397 calendar days or less at the time of investment, except for obligations of the U.S. Government, which may have a remaining maturity of 762 calendar days or less. Time deposits with maturities greater than seven days are considered to be illiquid securities.

The Portfolio may make use of various other investment strategies, including investing up to 20% of its total assets in U.S. dollar-denominated money market instruments of foreign issuers and making secured loans of up to 50% of its total portfolio securities.

THE PRINCIPAL RISKS

MONEY MARKET RISK: While money market funds are designed to be relatively low risk investments, they are not entirely free of risk. Despite the short maturities and high credit quality of the Portfolio's investments, increases in interest rates and deteriorations in the credit quality of the instruments the Portfolio has purchased may reduce the Portfolio's net asset value. In addition, the Portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Although the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the Portfolio.

ASSET-BACKED SECURITIES RISK: The Portfolio's investments in asset-backed securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Portfolio's yield.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns on three-month U.S. Treasury bills and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Money Market Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Money Market Portfolio) whose inception date is July 13, 1981. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


     ----------------------------------------------------    EQ Advisors Trust

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   46
--------------------------------------------------------------------------------


------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN*
------------------------------------------------------------------------------

1990 ......................... 8.2%
1991 ......................... 6.2%
1992 ......................... 3.6%
1993 ......................... 3.0%
1994 ......................... 4.0%
1995 ......................... 5.7%
1996 ......................... 5.3%
1997 ......................... 5.4%
1998 ......................... 5.3%
1999 ......................... 4.96%

Best quarter (% and time period)        Worst quarter (% and time period)
2.08% (1990 4th Quarter)                .46% (2000 1st Quarter)

The Portfolio's 7-day yield for the quarter ended December 31, 1999 was 5.30%.
------------------------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                     ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------
Alliance Money Market Portfolio
  - Class IA Shares                   4.96%        5.36%          5.16%
--------------------------------------------------------------------------
3-Month Treasury Bill                 4.74%        5.20%          5.06%
--------------------------------------------------------------------------
Lipper Money Market Mutual
  Fund Average*                       4.75%        5.13%          4.87%
--------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

RAYMOND J. PAPERA has been responsible for the day-to-day management of the Portfolio and its predecessor since 1990. Mr. Papera, a Senior Vice President of Alliance, has been associated with Alliance since 1990.

----------
  47
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ALLIANCE QUALITY BOND PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve high current income consistent with preservation of capital by investing primarily in investment grade fixed income securities.

THE INVESTMENT STRATEGY

The Portfolio expects to invest in readily marketable securities with relatively attractive yields that the Adviser believes do not involve undue risk.

The Portfolio will follow a policy of investing at least 65% of its total assets in securities which are rated at the time of purchase at least Baa by Moody's or BBB by S&P, or in unrated fixed income securities that the Adviser determines to be of comparable quality.

In the event that the credit rating of a security held by the Portfolio falls below investment grade (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated below investment grade), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if the Adviser believes such an investment is appropriate in the circumstances. The Portfolio will also seek to maintain an average aggregate quality rating of its portfolio securities of at least A (Moody's and S&P).

The Portfolio has complete flexibility as to the types of securities in which it will invest and the relative proportions thereof. In this regard, the Portfolio plans to vary the proportions of its holdings of long- and short-term fixed income securities (including debt securities, convertible debt securities and U.S. Government obligations), preferred stocks and dividend-paying common stocks in order to reflect the Adviser's assessment of prospective cyclical changes even if such action may adversely affect current income.

The Portfolio may also invest in foreign securities, although it will not invest more than 20% of its total assets in securities denominated in currencies other than the U.S. dollar. The Portfolio may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on foreign currencies for hedging purposes.

The Portfolio may also make use of various other investment strategies, including zero coupon pay-in-kind securities, collateralized mortgage obligations, securities lending with a value of up to 50% of its total assets, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis and repurchase agreements. The Portfolio may also use derivatives, including: purchasing put and call options and writing covered put and call options on securities it may purchase. The Portfolio also intends to write covered call options for cross-hedging purposes, which are designed to provide a hedge against a decline in value of another security which the Portfolio owns or has the right to acquire.

The Portfolio may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors.

When market or financial conditions warrant, the Portfolio may invest in certain money market instruments for temporary or defensive purposes. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

FIXED INCOME RISK: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

     INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.


     ----------------------------------------------------    EQ Advisors Trust

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   48
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     INVESTMENT GRADE SECURITIES RISK: The Portfolio could lose money if the issuer or guarantor of a debt security or counterparty to a Portfolio's transaction is unable or unwilling to make timely principal and/or interest payments, or to honor its financial obligations. Investment grade securities which are rated BBB or S&P or an equivalent rating by any other nationally recognized statistical rating organization, are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

     MORTGAGE-BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase, making them even more susceptible to interest rate changes. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated (pre-payment). The Portfolio would need to reinvest the prepaid funds at the newer, lower interest rates.

     ZERO COUPON AND PAY-IN-KIND SECURITIES RISK: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

----------
  49
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one and five years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Quality Bond Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Quality Bond Portfolio) whose inception date is October 1, 1993. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

----------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN*
----------------------------------------------------------------------

1994 ......................... -5.1%
1995 ......................... 17.0%
1996 .........................  5.4%
1997 .........................  9.1%
1998 .........................  8.7%
1999 ......................... -2.00%

Best quarter (% and time period)     Worst quarter (% and time period)
6.19% (1995 2nd Quarter)             (4.04)% (1994 1st Quarter)
----------------------------------------------------------------------


------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                                       SINCE
                                       ONE YEAR      FIVE YEARS      INCEPTION
------------------------------------------------------------------------------
Alliance Quality Bond Portfolio
  - Class IA Shares                    (2.00)%         7.47%            4.96%*
------------------------------------------------------------------------------
Lehman Aggregate Bonds**               (0.82)%         7.73%            5.64%
------------------------------------------------------------------------------
Lipper Corporate Debt Funds
  BBB Rated Average**                  (1.62)%         7.83%            5.32%
------------------------------------------------------------------------------

*  Since inception as of October 1, 1993.

** For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.


     ----------------------------------------------------    EQ Advisors Trust

----------
   50
--------------------------------------------------------------------------------

MATTHEW BLOOM has been responsible for the day-to-day management of the Portfolio and its predecessor since 1995. Mr. Bloom, a Senior Vice President of Alliance, has been associated with Alliance since 1989.

BALANCED/HYBRID PORTFOLIOS

----------
  51
--------------------------------------------------------------------------------

EQ/BALANCED PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve a high return through both appreciation of capital and current income.

THE INVESTMENT STRATEGY

The Portfolio invests varying portions of its assets primarily in publicly-traded equity and debt securities and money market instruments depending on economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium.

The Portfolio attempts to achieve long-term growth of capital by investing in common stock and other equity-type instruments. It will try to achieve a competitive level of current income and capital appreciation through investments in publicly traded debt securities and a high level of current income through investments primarily in high-quality U.S. dollar denominated money market instruments.

The Portfolio's investments in common stocks will primarily consist of common stocks that are listed on national securities exchanges. Smaller amounts will be invested in stocks that are traded over-the-counter and in other equity-type securities. The Portfolio may also invest up to 20% of its total assets in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities).

The Portfolio at all times will hold at least 25% of its total assets in fixed income securities (including, for these purposes, that portion of the value of securities convertible into common stock which is attributable to the fixed income characteristics of those securities, as well as money market instruments). The Portfolio's equity securities will always comprise at least 25%, but never more than 75%, of the Portfolio's total assets. Consequently, the Portfolio will have a minimum or "core holdings" of at least 25% fixed income securities and 25% equity securities. Over time, holdings are expected to average approximately 50% in fixed income securities and approximately 50% in equity securities. Asset mixes will periodically be rebalanced by the Manager to maintain the expected asset mix.

The Portfolio may also invest up to 20% of its total assets in foreign securities (which may include American depositary receipts and other depositary arrangements) and may also make use of various other investment strategies, including using up to 50% of its total portfolio assets for securities lending purposes. The Portfolio may also use derivatives, including: writing covered call and put options, purchasing call and put options on all the types of securities in which it may invest, as well as securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon.

The debt securities will consist principally of bonds, notes, debentures and equipment trust certificates, as well as debt securities with equity features such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, rates or profits. These debt securities will principally be investment grade securities rated at least Baa by Moody's or BBB by S&P, or will be U.S. Government Securities. If such Baa or BBB debt securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of them and may continue to hold them if an Adviser considers them appropriate investments under the circumstances. In addition, the Portfolio may at times hold some of its assets in cash.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

MULTIPLE-ADVISER RISK: The EQ/Balanced Portfolio employs multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of common stocks for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio's assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other


     ----------------------------------------------------    EQ Advisors Trust

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Advisers, the same security may be held in two different portions of the
Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio.

ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the Portfolio invests, the Portfolio is subject to the risk that the actual allocation of the Portfolio's assets between debt and equity securities may adversely affect the Portfolio's value between the Manager's periodic rebalancing.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

FIXED INCOME RISK: This Portfolio invests at least 25% of its total assets in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

     INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

     INVESTMENT GRADE SECURITIES RISK: The Portfolio could lose money if the issuer or guarantor of a debt security or counterparty to a Portfolio's transaction is unable or unwilling to make timely principal and/or interest payments, or to honor its financial obligations. Investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

----------
  53
--------------------------------------------------------------------------------

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of equity and fixed income securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Balanced Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Balanced Portfolio) whose inception date is January 27, 1986. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

----------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
----------------------------------------------------------------------

1990 .........................  0.3%
1991 ......................... 41.3%
1992 ......................... -2.8%
1993 ......................... 12.3%
1994 ......................... -8.0%
1995 ......................... 19.8%
1996 ......................... 11.7%
1997 ......................... 15.1%
1998 ......................... 18.1%
1999 ......................... 17.79%

Best quarter (% and time period)    Worst quarter (% and time period)
15.13% (1991 4th Quarter)           (8.29)% (1990 3rd Quarter)
----------------------------------------------------------------------


------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------
                                   ONE YEAR     FIVE YEARS     TEN YEARS
----------------------------------------------------------------------
EQ/Balanced Portfolio - Class
  IA Shares                         17.79%       16.44%         11.77%
----------------------------------------------------------------------
50% S&P 500 Index/50%
  Lehman Gov't/Corp.*,**             9.07%       17.93%         13.04%
----------------------------------------------------------------------
S&P 500 Index*                      21.03%       28.56%         18.21%
----------------------------------------------------------------------
Lipper Flex. Port. Average*         12.07%       17.11%         12.94%
----------------------------------------------------------------------

 * For more information on this index, see the preceding section "The
   Benchmarks."
** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

WHO MANAGES THE PORTFOLIO

In accordance with the Multi-Manager Order, the Manager may, among other things, select new or additional Advisers for the Portfolio and may allocate and re-allocate the Portfolio's assets among Advisers. Currently, Alliance Capital Management, L.P., Capital Guardian Trust Company, Prudential Investments Fund Management LLC and Jennison


     ----------------------------------------------------    EQ Advisors Trust

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   54
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Associates LLC have been selected by the Manager to serve as Advisers for this
Portfolio. It is anticipated that additional Advisers may be added in the future.

The Manager initially allocated the assets of the Portfolio and will allocate all daily cash inflows (share purchases) and outflows (redemptions and expense items) among the Advisers, subject to the oversight of the Board. The Manager intends, on a periodic basis, to review the asset allocation in the Portfolio. The Manager does not intend, but reserves the right, subject to the oversight of the Board, to reallocate assets from one Adviser to another when it would be in the best interest of the Portfolio and its shareholders to do so. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to other Adviser(s).

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance was the exclusive Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

The portfolio manager responsible for that portion of the Portfolio's total assets that will be advised by Alliance as an Adviser is as follows:

     ROBERT G. HEISTERBERG has been responsible for the day-to-day management of the Portfolio and its predecessor since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.

CAPITAL GUARDIAN TRUST COMPANY: ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and manages approximately $123 billion as of December 31, 1999.

Capital Guardian uses a multiple portfolio manager system under which the assets of the Portfolio for which Capital Guardian serves as Adviser are divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio's total assets allocated to Capital Guardian as Adviser is managed by a group of investment research analysts.

The individual portfolio managers of each segment of the Portfolio's total assets that will be advised by Capital Guardian as an Adviser, other than that managed by the group of research analysts, are as follows:

     DONNALISA P. BARNUM. Donnalisa Barnum is a Senior Vice President and a portfolio manager for Capital Guardian. She joined the Capital Guardian organization in 1986.

     MICHAEL R. ERICKSON. Michael Erickson is a Senior Vice President and portfolio manager for Capital Guardian and a Senior Vice President and Director for Capital International Limited. He joined the Capital Guardian organization in 1987.

     DAVID I. FISHER. David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

     THEODORE R. SAMUELS. Theodore Samuels is a Senior Vice President and a Director for Capital Guardian, as well as a Director of Capital International Research, Inc. He joined the Capital Guardian organization in 1981.

     EUGENE P. STEIN. Eugene Stein is Executive Vice President, a Director, a portfolio manager, and

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     Chairman of the Investment Committee for Capital Guardian. He joined the
     Capital Guardian organization in 1972.

     TERRY BERKEMEIER. Terry Berkemeier is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility in Capital Guardian Trust Company and research responsibilities for the global metals and mining industries. He joined the Capital Guardian organization in 1992.

PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC ("PIFM"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 was added as an Adviser to the Portfolio as of May 1, 2000. PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of October 31, 1999, PIFM served as either the manager or administrator to various investment companies, with aggregate assets of approximately $72 billion.

JENNISON ASSOCIATES LLC ("Jennison"), 466 Lexington Avenue, New York, New York 10017 was added as an Adviser to the Portfolio as of May 1, 2000. PIFM supervises Jennison. Jennison has served as an investment adviser to investment companies since 1990 and manages approximately $48.4 billion in assets as of September 30, 1999.

   The individual portfolio managers for that portion of the Portfolio's total assets that will be advised by PIFM as an Adviser and Jennison are as follows:

     MICHAEL A. DEBALSO. Michael A. DeBalso is a Director, Executive Vice President, Director of Equity Research and Equity Portfolio Manager of Jennison. Mr. DeBalso joined Jennison in 1972.

     KATHLEEN A. MCCARRAGHER. Ms. McCarragher is a Director, Executive Vice President, Domestic Growth Equity Investment Strategist and Equity Portfolio Manager of Jennison. Ms. McCarragher joined Jennison in 1998. From 1992-1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer.

PIFM and Jennison are wholly-owned subsidiaries of The Prudential Insurance Company of America.


     ----------------------------------------------------    EQ Advisors Trust

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BALANCED/HYBRID PORTFOLIOS (CONTINUED)

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ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

THE INVESTMENT STRATEGY

The Portfolio invests varying portions of its assets in high quality, publicly-traded fixed income securities (including money market instruments and cash) and publicly-traded common stocks and other equity securities of U.S. and non-U.S. issuers.

The Portfolio will at all times hold at least 40% of its assets in investment grade fixed income securities, each having a duration, as determined by the Adviser, that is less than that of a 10-year Treasury bond (the "fixed income core"). The Portfolio is generally expected to hold approximately 70% of its assets in fixed income securities (including the fixed income core) and 30% in equity securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed income asset class will always comprise at least 50%, but never more than 90%, of the Portfolio's total assets. The equity class will always comprise at least 10%, but never more than 50%, of the Portfolio's total assets.

     Duration is a measure of the weighted average maturity of the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.

     In some cases, the Adviser's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the mortgage-backed or asset-backed securities, and foreign and domestic interest rates). As of December 31, 1999, the Adviser considered the duration of a 10-year Treasury bond to be 7.3 years. The Portfolio's investments will generally have a final maturity of not more than ten years or a duration not exceeding that of a 10-year Treasury note.

All debt securities held by the Portfolio will be of investment grade (i.e., rated at least BBB by S&P or Baa by Moody's) or unrated securities of comparable quality as determined by the Adviser. The equity securities invested in by the Portfolio will consist primarily of common stock (including convertible securities). The Portfolio may also invest in stocks that are traded over-the-counter and in other equity-type securities. No more than 15% of the Portfolio's assets will be invested in securities of non-U.S. issuers.

The Portfolio may also make use of various other investment strategies and derivatives. Up to 50% of its total assets may be used for securities lending purposes.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the Portfolio invests, the Portfolio is subject to the risk that the Adviser's allocation of the Portfolio's assets between debt and equity securities may adversely affect the Portfolio's value.

FIXED INCOME RISK: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed

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income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

     INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

     INVESTMENT GRADE SECURITIES RISK: The Portfolio could lose money if the issuer or guarantor of a debt security or counterparty to a Portfolio's transaction is unable or unwilling to make timely principal and/or interest payments, or to honor its financial obligations. Investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

     MORTGAGE BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase, making them even more susceptible to interest rate changes. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated (pre-payment). The Portfolio would need to reinvest the pre-paid funds at the newer, lower interest rates.

CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like, which may cause the Portfolio to lose money or be prevented from earning capital gains.


     ----------------------------------------------------    EQ Advisors Trust

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BALANCED/HYBRID PORTFOLIOS (CONTINUED)

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PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year.
Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of fixed income and equity securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Conservative Investors Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Conservative Investors Portfolio) whose inception date is October 2, 1989. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

----------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN*
----------------------------------------------------------------------

1990 .........................  6.3%
1991 ......................... 19.8%
1992 .........................  5.6%
1993 ......................... 10.8%
1994 ......................... -4.1%
1995 ......................... 20.4%
1996 .........................  5.2%
1997 ......................... 13.3%
1998 ......................... 13.9%
1999 ......................... 10.4%

Best quarter (% and time period)     Worst quarter (% and time period)
----------------------------------------------------------------------
7.65% (1998 4th Quarter)             (3.21)% (1994 1st Quarter)


---------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------
                             ONE YEAR     FIVE YEARS     TEN YEARS
---------------------------------------------------------------------
Alliance Conservative
  Investors Portfolio -
  Class IA Shares             10.14%       12.47%          9.94%
---------------------------------------------------------------------
70% Lehman Treasury/30%
  S&P 500 Index*, **           4.19%       13.60%         10.75%
---------------------------------------------------------------------
S&P 500 Index*                21.03%       28.56%         18.21%
---------------------------------------------------------------------
Lipper Income Average*         4.65%       14.57%         10.84%
---------------------------------------------------------------------

 * For more information on this index, see the preceding section "The
   Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

ROBERT G. HEISTERBERG has been responsible for the day-to-day management of the Portfolio and its predecessor

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since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance
and Global Economic Policy Analysis, has been associated with Alliance since
1977.


     ----------------------------------------------------    EQ Advisors Trust

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ALLIANCE GROWTH INVESTORS PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk.

THE INVESTMENT STRATEGY

The Portfolio allocates varying portions of its assets to a number of asset classes. The fixed income asset class will always comprise at least 10%, but never more than 60%, of the Portfolio's total assets. The equity class will always comprise at least 40%, but never more than 90%, of the Portfolio's total assets. Over time, the Portfolio's holdings, on average, are expected to be allocated 70% to equity securities and 30% to debt securities. Actual asset mixes will be adjusted in response to economic and credit market cycles.

The Portfolio's investments in equity securities will include both exchange-traded and over-the-counter common stocks and other equity securities, including foreign stocks, preferred stocks, convertible debt instruments, as well as securities issued by small-and mid-sized companies that have favorable growth prospects.

The Portfolio's debt securities may include foreign debt securities, investment grade fixed income securities (including cash and money market instruments) as well as lower quality, higher yielding debt securities (junk bonds). The Portfolio may also make use of various other investment strategies and derivatives. Up to 50% of its total assets may be used for securities lending purposes. No more than 30% of the Portfolio's assets will be invested in securities of foreign issuers.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the Portfolio invests, the Portfolio is subject to the risk that the Adviser's allocation of the Portfolio's assets between debt and equity securities may adversely affect the Portfolio's value.

FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB- rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. Other risks that relate to the Portfolio's investment in fixed income securities include:

     INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

     JUNK BOND RISK: The Portfolio may invest a portion of its assets in "junk bonds" or lower-rated securities rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality. Therefore, credit risk is particularly significant for this Portfolio. Junk bonds have speculative elements or are predominantly speculative credit risks. This Portfolio may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate

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     restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

SMALL CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and ten years and compares the


     ----------------------------------------------------    EQ Advisors Trust

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Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of equity and fixed income securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Growth Investors Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Growth Investors Portfolio) whose inception date is October 2, 1989. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

---------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
---------------------------------------------------------------------

1990 ......................... 10.7%
1991 ......................... 48.8%
1992 .........................  4.9%
1993 ......................... 15.3%
1994 ......................... -3.2%
1995 ......................... 26.4%
1996 ......................... 12.6%
1997 ......................... 16.9%
1998 ......................... 19.1%
1999 ......................... 26.58%

Best quarter (% and time period)    Worst quarter (% and time period)
18.16% (1998 4th Quarter)           (10.60)% (1990 3rd Quarter)
---------------------------------------------------------------------


-------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------
                                    ONE YEAR     FIVE YEARS     TEN YEARS
-------------------------------------------------------------------------
Alliance Growth Investors
  Portfolio - Class IA Shares        26.58%       20.19%         17.08%
-------------------------------------------------------------------------
70% S&P 500 Index/30%
  Lehman Gov't/Corp.*, **            13.77%       22.15%         15.13%
-------------------------------------------------------------------------
S&P 500 Index*                       21.03%       28.56%         18.21%
-------------------------------------------------------------------------
Lipper Flexible Portfolio
  Average*                           12.07%       17.11%         12.94%
-------------------------------------------------------------------------

 * For more information on this index, see the preceding section "The
   Benchmarks."
** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

ROBERT G. HEISTERBERG has been responsible for the day-to-day management of the Portfolio and its predecessor since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.

3
More information on principal risks

----------------
  63
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Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio's shares may be affected by the Portfolio's investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio's net asset value.

There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose principal value.

GENERAL INVESTMENT RISKS: Each Portfolio is subject to the following risks:

ASSET CLASS RISK: There is the possibility that the returns from the types of securities in which a Portfolio invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

MARKET RISK: Each Portfolio's share price moves up and down over the short term in reaction to stock or bond market movements. This means that you could lose money over short periods, and perhaps over longer periods during extended market downturns.

SECURITY SELECTION RISK: The Adviser(s) for each Portfolio rely on the insights of different specialists in making investment decisions based on the Portfolio's particular investment objective(s) and investment strategies. There is the possibility that the specific securities held by a Portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the Adviser's choice of portfolio securities.

As indicated in "Summary Information Concerning EQ Advisors Trust" and "About the Investment Portfolios," a particular Portfolio may also be subject to the following risks:

CONVERTIBLE SECURITIES RISK: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

DERIVATIVES RISK: Derivatives are financial contracts whose value depends on, or is derived from the value of an underlying asset, reference rate or index. Derivatives include stock options, securities index options, currency options, forward currency exchange contracts, futures contracts, swaps and options on futures contracts. Certain Portfolios can use derivatives involving the U.S. Government and foreign government securities and currencies. Investments in derivatives can significantly increase your exposure to market risk, or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FIXED INCOME RISK: To the extent that any of the Portfolios invest a substantial amount of its assets in fixed income securities, a Portfolio may be subject to the following risks:

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     ASSET-BACKED SECURITIES RISK: The Portfolio's investments in asset-backed securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Portfolio's yield.

     CREDIT RISK: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.

     Credit risk is particularly significant for the Portfolios, such as the Alliance Growth Investors Portfolio and the Alliance High Yield Portfolio, that invest a material portion of their assets in "JUNK BONDS" or lower-rated securities (i.e., rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality). These debt securities and similar unrated securities have speculative elements or are predominantly speculative credit risks. Portfolios such as the Alliance Growth Investors Portfolio and the Alliance High Yield Portfolio may also be subject to greater credit risk because they may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

     INTEREST RATE RISK: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

     MORTGAGE-BACKED SECURITIES RISK: In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise,



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     the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

     INVESTMENT GRADE SECURITIES RISK: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

     JUNK BONDS OR LOWER RATED SECURITIES RISK: Bonds rated below investment grade by S&P and Moody's are speculative in nature, may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are considered "below investment grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value.

FOREIGN SECURITIES RISK: A Portfolio's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect a Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

     CURRENCY RISK: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

     EMERGING MARKET RISK: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

     EURO RISK: Certain of the Portfolios may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement


     ----------------------------------------------------    EQ Advisors Trust

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     systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

     POLITICAL/ECONOMIC RISK: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio's foreign investments.

     REGULATORY RISK: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

     TRANSACTION COSTS RISK: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

GROWTH INVESTING RISK: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market.

INDEX-FUND RISK: The Alliance Equity Index and BT International Equity Index Portfolios are not actively managed (which involves buying and selling of securities based upon economic, financial and market analysis and investment judgment). Rather, the Alliance Equity Index Portfolio utilizes proprietary modeling techniques to match the performance results of the S&P 500 Index. The BT International Equity Index Portfolio utilizes a "passive" or "indexing" investment approach and attempts to duplicate the investment performance of the particular index the Portfolio is tracking (i.e., S&P 500 Index, Russell 2000 Index or MSCI EAFE Index) through statistical procedures. Therefore, the Portfolio will invest in the securities included in the relevant index or substantially identical securities regardless of market trends. The Portfolio cannot modify their investment strategies to respond to changes in the economy, which means they may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the relevant index.

LEVERAGING RISK: When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

LIQUIDITY RISK: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it can not sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, high-yield bonds, mortgage-backed securities or foreign or emerging market securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Portfolio may be more susceptible to some of these risks than others, as noted in the description of each Portfolio.



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MONEY MARKET RISK: Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of the Alliance Money Market Portfolio's investments, increases in interest rates and deteriorations in the credit quality of the instruments the Portfolio has purchased may reduce the Portfolio's yield. In addition, the Portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.

MULTIPLE-ADVISER RISK: The EQ/Aggressive Stock and EQ/Balanced Portolios employ multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of common stocks for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio's assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other Advisers, the same security may be held in two different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio.

PORTFOLIO TURNOVER RISK: Consistent with their investment policies, the Portfolios also will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs that could be passed through to shareholders.

SECURITIES LENDING RISK: For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board of Trustees. In addition, the Alliance High Yield and Alliance Intermediate Government Securities Portfolios may each make secured loans of its portfolio securities without restriction. Any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

SMALL-CAP AND MID-CAP COMPANY RISK: A Portfolio's investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.


     ----------------------------------------------------    EQ Advisors Trust

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VALUE INVESTING RISK: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.

4
Management of the Trust

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This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section "About The Investment Portfolios."

THE TRUST

The Trust is organized as a Delaware business trust and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust issues shares of beneficial interest that are currently divided among forty-one (41) Portfolios, each of which has authorized Class IA and Class IB shares. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this prospectus.

THE MANAGER

The Equitable Life Assurance Society of the United States ("Equitable"), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. EQ Financial Consultants, Inc. ("EQFC") previously served as the Manager of the Trust, until September 17, 1999 when the Trust's Investment Management Agreement was transferred to Equitable. Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a subsidiary of AXA, a French insurance holding company.

Subject to the supervision and direction of the Board of Trustees, the Manager has overall responsibility for the general management of the Trust. In the exercise of that responsibility and under the Multi-Manager Order, the Manager, without obtaining shareholder approval but subject to the review and approval by the Board of Trustees, may: (i) select new or additional Advisers for the Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers. The Manager also monitors each Adviser's investment program and results, reviews brokerage matters, and carries out the directives of the Board of Trustees. The Manager also supervises the provision of services by third parties such as the Trust's custodian.

The contractual management fee rates payable by the Trust are at the following annual percentages of the value of each Portfolio's average daily net assets:

CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(FEE ON ALL ASSETS)

--------------------------------
INDEX PORTFOLIO
--------------------------------
Alliance Equity Index     0.250%
--------------------------------



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CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

-------------------------------------------------------------------------------------------------------------------
                                                   FIRST           NEXT         NEXT          NEXT
DEBT PORTFOLIOS                                $750 MILLION   $750 MILLION   $1 BILLION   $2.5 BILLION   THEREAFTER
-------------------------------------------------------------------------------------------------------------------
Alliance High Yield                                0.600%         0.575%        0.550%        0.530%        0.520%
Alliance Intermediate Government Securities        0.500%         0.475%        0.450%        0.430%        0.420%
Alliance Money Market                              0.350%         0.325%        0.300%        0.280%        0.270%
Alliance Quality Bond                              0.525%         0.500%        0.475%        0.455%        0.445%
-------------------------------------------------------------------------------------------------------------------

CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

-------------------------------------------------------------------------------------------------
                                      FIRST        NEXT         NEXT         NEXT
EQUITY PORTFOLIOS                  $1 BILLION   $1 BILLION   $3 BILLION   $5 BILLION   THEREAFTER
-------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                   0.650%       0.600%       0.575%       0.550%       0.525%
EQ/Balanced                           0.600%       0.550%       0.525%       0.500%       0.475%
Alliance Common Stock                 0.550%       0.500%       0.475%       0.450%       0.425%
Alliance Conservative Investors       0.600%       0.550%       0.525%       0.500%       0.475%
Alliance Global                       0.750%       0.700%       0.675%       0.650%       0.625%
Alliance Growth and Income            0.600%       0.550%       0.525%       0.500%       0.475%
Alliance Growth Investors             0.600%       0.550%       0.525%       0.500%       0.475%
Alliance International                0.850%       0.800%       0.775%       0.750%       0.725%
Alliance Small Cap Growth             0.750%       0.700%       0.675%       0.650%       0.625%
-------------------------------------------------------------------------------------------------




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The table below shows the annual rate of the management fees (as a percentage of each Portfolio's average daily net assets) that the Manager (or the predecessor Manager for certain of the Portfolios) received in 1999 for managing each of the Portfolios and the rate of the management fees waived by the Manager (or the predecessor Manager for certain of the Portfolios) in 1999 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to certain of the Portfolios.

MANAGEMENT FEES PAID BY THE PORTFOLIOS IN 1999


--------------------------------------------------------
                                   ANNUAL        RATE OF
                                    RATE          FEES
PORTFOLIOS                        RECEIVED       WAIVED
--------------------------------------------------------
EQ/Aggressive Stock                 0.54%         0.00%
EQ/Balanced                         0.41%         0.00%
Alliance Common Stock               0.36%         0.00%
Alliance Conservative Investors     0.48%         0.00%
Alliance Equity Index               0.30%         0.00%
Alliance Global                     0.63%         0.00%
Alliance Growth & Income            0.54%         0.00%
Alliance Gowth Investors            0.50%         0.00%
Alliance High Yield                 0.60%         0.00%
Alliance Intermediate               0.50%         0.00%
  Government Securities
Alliance International              0.90%         0.00%
Alliance Money Market               0.34%         0.00%
Alliance Quality Bond               0.53%         0.00%
Alliance Small Cap Growth           0.90%         0.00%
--------------------------------------------------------

THE ADVISERS

Each Portfolio has one or more Advisers that furnish an investment program for the Portfolio (or portion thereof for which the entity serves as Adviser) pursuant to an investment advisory agreement with the Manager. Each Adviser makes investment decisions on behalf of the Portfolio (or portion thereof for which the entity serves as Adviser), places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser or the Manager and may perform certain limited related administrative functions in connection therewith.

The Manager has received an exemptive order, the Multi-Manager Order, from the SEC that permits the Manager, subject to board approval and without the approval of shareholders to: (a) employ a new Adviser or additional Advisers for any Portfolio; (b) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (c) terminate and replace the Advisers without obtaining approval of the relevant Portfolio' s shareholders. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser"), such as Alliance, unless the investment advisory agreement with the Affiliated Adviser, including compensation, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in an information statement under Schedule 14C of the Securities Exchange Act of 1934 ("1934 Act").

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

THE ADMINISTRATOR

Pursuant to an agreement, Equitable currently serves as the Administrator to the Trust. As Administrator, Equitable provides the Trust with necessary administrative, fund accounting and compliance services, and makes available the office space, equipment, personnel and facilities required to provide such services to the Trust.

Equitable may carry out its responsibilities either directly or through sub-contracting with third party service providers.


     ----------------------------------------------------    EQ Advisors Trust

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For these services, the Trust pays Equitable $30,000 for each Portfolio, and a monthly fee at the annual rate of 0.04 of 1% of the first $3 billion of total Trust assets, 0.03 of 1% of the next $3 billion of the total Trust assets; 0.025 of 1% of the next $4 billion of the total Trust assets; and 0.0225% of 1% of the total Trust assets in excess of $10 billion.

THE TRANSFER AGENT

Equitable serves as the transfer agent and dividend disbursing agent of the Trust and receives no compensation for serving in such capacity.

BROKERAGE PRACTICES

In selecting brokers and dealers, in accordance with Section 28(e) of the 1934 Act, the Manager and each Adviser may consider research and brokerage services received by the Manager, the Advisers, the Trust or any Portfolio. Subject to seeking the most favorable net price and execution available, the Manager and each Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers. Finally, at the discretion of the Board, the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment or (ii) finance activities that are primarily intended to result in the sale of Trust shares.

BROKERAGE TRANSACTIONS WITH AFFILIATES

To the extent permitted by law, the Trust may engage in securities and other transactions with entities that may be affiliated with the Manager or the Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with an affiliate of the Manager or the Advisers unless pursuant to an exemptive order from the SEC. For these purposes, however, the Trust has considered this issue and believes, based upon advice of counsel, that a broker-dealer affiliate of an Adviser to one Portfolio should not be treated as an affiliate of an Adviser to another Portfolio for which such Adviser does not provide investment advice in whole or in part. The Trust has adopted procedures that are reasonably designed to provide that any commission it pays to affiliates of the Manager or Advisers does not exceed the usual and customary broker's commission. The Trust has also adopted procedures permitting it to purchase securities, under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Manager or Advisers is an underwriter.



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5
Fund distribution arrangements

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The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC ("AXA Advisors") serves as one of the distributors for the Class IA shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IB shares. Equitable Distributors, Inc. ("EDI") serves as the other distributor for the Class IA shares of the Trust as well as the Class IB shares. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and EDI are affiliates of Equitable. Both AXA Advisors and EDI are registered as broker-dealers under the 1934 Act and are members of the National Association of Securities Dealers, Inc.

The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the Trust's Class IB shares. Under the Class IB Distribution Plan the Class IB shares of the Trust pay each of the distributors an annual fee to compensate them for promoting, selling and servicing shares of the Portfolios. The annual fees equal 0.25% of each Portfolio's average daily net assets. Over time, the fees will increase your cost of investing and may cost you more than other types of charges.

6
Purchase and redemption

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The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust.

Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses and class related expenses, which are accrued daily), by the total number of outstanding shares of that Portfolio. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Net asset value per share is not calculated on days on which the New York Stock Exchange ("NYSE") is closed for trading.

Portfolios that invest a significant portion of their assets in foreign securities may experience changes in their net asset value on days when a shareholder may not purchase or redeem shares of that Portfolio because foreign securities (other than depositary receipts) are valued at the close of business in the applicable foreign country.

All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for each Portfolio. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders.

The Trust may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. If the Board of Trustees determines that it would be detrimental to the best interest of the Trust's remaining shareholders to make payment in cash, the Trust may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

You should note that the Trust is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of each of the Trust's Portfolios. Market timing strategies are disruptive to the Trust's Portfolios. If we determine that your transfer patterns among the Trust's Portfolios reflect a market timing strategy, we reserve the right to take action including, but not limited to: restricting the availability of transfers through telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.

7
How assets are valued

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Values are determined according to accepted practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows:

o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.

o Foreign securities not traded directly, including depositary receipts, in the United States are valued at representative quoted prices in the currency in the country of origin. Foreign currency is converted into United States dollar equivalents at current exchange rates. Because foreign markets may be open at different times than the NYSE, the value of a Portfolio's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Portfolios' foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments may be valued at their fair value.

o Short-term debt securities in the Portfolios, other than the Alliance Money Market Portfolio, which mature in 60 days or less are valued at amortized cost, which approximates market value. Securities held in the Alliance Money Market Portfolio are valued at prices based on equivalent yields or yield spreads.

o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees of the Trust using its best judgment.

8
Tax information

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Each Portfolio of the Trust is a separate regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. Their shareholders include this income on their respective tax returns. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, calculation of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, that could hurt the investment performance of the Portfolio in question. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

It is important for each Portfolio to maintain its federal income tax regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable federal income tax investment diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Administrator therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

9
Financial Highlights

--------
 77
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance for the Trust's Class IA and Class IB shares since May 1, 1997. With respect to the Portfolios that are advised by Alliance (other than EQ/Alliance Premier Growth Portfolio) financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio's operations). The information for the Class IA and Class IB shares have been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers LLP's report on the Trust's financial statements as of December 31, 1999 appears in the Trust's Annual Report. The information should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.

EQ/AGGRESSIVE STOCK PORTFOLIO (FKA ALLIANCE AGGRESSIVE STOCK PORTFOLIO)(D)(E):

                                                                            CLASS IA
                                           --------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------------
                                                1999           1998           1997           1996           1995
                                           -------------- -------------- -------------- -------------- --------------
Net asset value, beginning of period .....   $   34.15      $   36.22      $   35.85      $   35.68      $   30.63
                                             ---------      ---------      ---------      ---------      ---------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income (loss) ...........        0.12           0.09           0.04           0.09           0.10
  Net realized and unrealized gain
   (loss) on investments .................        6.22          (0.28)          3.71           7.52           9.54
                                             ---------      ----------     ---------      ---------      ---------
  Total from investment operations........        6.34          (0.19)          3.75           7.61           9.64
                                             ---------      ----------     ---------      ---------      ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ................................       (0.12)         (0.16)         (0.05)         (0.09)         (0.10)
  Dividends in excess of net
   investment income .....................           -              -              -              -              -
  Distributions from realized gains ......       (2.36)         (1.72)         (3.33)         (7.33)         (4.49)
  Distributions in excess of realized
   gains .................................           -              -              -          (0.02)             -
  Tax return of capital distributions ....           -              -              -              -              -
                                             ---------      ---------      ---------      ---------      ---------
  Total dividends and distributions ......       (2.48)         (1.88)         (3.38)         (7.44)         (4.59)
                                             ---------      ---------      ---------      ---------      ---------
Net asset value, end of period ...........   $   38.01      $   34.15      $   36.22      $   35.85      $   35.68
                                             =========      =========      =========      =========      =========
Total return .............................       18.84%          0.29%         10.94%         22.20%         31.63%
                                             =========      =========      =========      =========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........  $4,368,877     $4,346,907     $4,589,771     $3,865,256     $2,700,515
Ratio of expenses to average net
  assets .................................        0.56%          0.56%          0.54%          0.48%          0.49%
Ratio of net investment income (loss)
  to average net assets ..................        0.33%          0.24%          0.11%          0.24%          0.28%
Portfolio turnover rate ..................          87%           105%           123%           108%           127%

                                                                   CLASS IB
                                           -----------------------------------------------------
                                                                                   OCTOBER 2,*
                                                  YEAR ENDED DECEMBER 31,            1996 TO
                                           -------------------------------------  DECEMBER 31,
                                               1999         1998         1997         1996
                                           ------------ ------------ ----------- ---------------
Net asset value, beginning of period .....   $ 34.01      $ 36.13      $ 35.83      $ 37.28
                                             -------      -------      -------      -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income (loss) ...........      0.03         0.01        (0.11)       (0.01)
  Net realized and unrealized gain
   (loss) on investments .................      6.20        (0.29)        3.77         0.85
                                             -------      -------      -------      -------
  Total from investment operations........      6.23        (0.28)        3.66         0.84
                                             -------      -------      -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ................................     (0.05)       (0.12)       (0.03)           -
  Dividends in excess of net
   investment income .....................         -            -            -        (0.02)
  Distributions from realized gains ......     (2.36)       (1.72)       (3.33)       (0.23)
  Distributions in excess of realized
   gains .................................         -            -            -        (2.04)
  Tax return of capital distributions ....         -            -            -            -
                                             -------      -------      -------      -------
  Total dividends and distributions ......     (2.41)       (1.84)       (3.36)       (2.29)
                                             -------      -------      -------      -------
Net asset value, end of period ...........   $ 37.83      $ 34.01      $ 36.13      $ 35.83
                                             =======      =======      =======      =======
Total return .............................     18.55%        0.05%       10.66%        2.32%(b)
                                             =======      =======      =======      =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........  $233,265     $153,782      $73,486         $613
Ratio of expenses to average net
  assets .................................      0.81%        0.82%        0.81%        0.73%(a)
Ratio of net investment income (loss)
  to average net assets ..................      0.07%        0.02%       (0.28)%      (0.10)%(a)
Portfolio turnover rate ..................        87%         105%         123%         108%

-----
  78
--------------------------------------------------------------------------------

EQ/BALANCED PORTFOLIO (FKA ALLIANCE BALANCED PORTFOLIO)(D)(E):

                                                                             CLASS IA
                                            --------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------------------------------
                                                 1999           1998           1997           1996           1995
                                            -------------- -------------- -------------- -------------- --------------
Net asset value, beginning of period ......   $   18.51      $   17.58      $   16.64      $   16.76      $   14.87
                                              ---------      ---------      ---------      ---------      ---------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...................        0.52           0.56           0.58           0.53           0.54
  Net realized and unrealized gain on
   investments and foreign currency
   transactions ...........................        2.69           2.54           1.86           1.31           2.36
                                              ---------      ---------      ---------      ---------      ---------
  Total from investment operations ........        3.21           3.10           2.44           1.84           2.90
                                              ---------      ---------      ---------      ---------      ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income .................................       (0.56)         (0.50)         (0.59)         (0.53)         (0.54)
  Dividends in excess of net
   investment income ......................           -              -              -              -              -
  Distributions from realized gains .......       (1.98)         (1.67)         (0.91)         (1.40)         (0.47)
  Distributions in excess of realized
   gains ..................................           -              -              -          (0.03)             -
  Tax return of capital distributions .....           -              -              -              -              -
                                              ---------      ---------      ---------      ---------      ---------
  Total dividends and distributions .......       (2.54)         (2.17)         (1.50)         (1.96)         (1.01)
                                              ---------      ---------      ---------      ---------      ---------
Net asset value, end of period ............   $   19.18      $   18.51      $   17.58      $   16.64      $   16.76
                                              =========      =========      =========      =========      =========
Total return ..............................       17.79%         18.11%         15.06%         11.68%         19.75%
                                              =========      =========      =========      =========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .........  $2,126,313     $1,936,429     $1,724,089     $1,637,856     $1,523,142
Ratio of expenses to average net
  assets ..................................        0.44%          0.45%          0.45%          0.41%          0.40%
Ratio of net investment income to
  average net assets ......................        2.68%          3.00%          3.30%          3.15%          3.33%
Portfolio turnover rate ...................         107%            95%           146%           177%           186%


                                                          CLASS IB
                                            ------------------------------------
                                                                JULY 8, 1998*
                                                YEAR ENDED           TO
                                             DECEMBER 31, 1999 DECEMBER 31, 1998
                                            ------------------ -----------------
Net asset value, beginning of period ......      $ 18.51           $ 19.48
                                                 -------           -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...................         0.47              0.24
  Net realized and unrealized gain on
   investments and foreign currency
   transactions ...........................         2.69              0.66
                                                 -------           -------
  Total from investment operations ........         3.16              0.90
                                                 -------           -------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income .................................        (0.54)            (0.20)
  Dividends in excess of net
   investment income ......................            -                 -
  Distributions from realized gains .......        (1.98)            (1.67)
  Distributions in excess of realized
   gains ..................................            -                 -
  Tax return of capital distributions .....            -                 -
                                                 -------           -------
  Total dividends and distributions .......        (2.52)            (1.87)
                                                 -------           -------
Net asset value, end of period ............      $ 19.15           $ 18.51
                                                 =======           =======
Total return ..............................        17.50%             4.92%(b)
                                                 =======           =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .........      $10,701               $10
Ratio of expenses to average net
  assets ..................................         0.69%             0.70%(a)
Ratio of net investment income to
  average net assets ......................         2.43%             2.65%(a)
Portfolio turnover rate ...................          107%               95%

-----
 79
--------------------------------------------------------------------------------

ALLIANCE COMMON STOCK PORTFOLIO(D)(E):

                                                                       CLASS IA
                                    ---------------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                    ---------------------------------------------------------------------------------
                                        1999             1998            1997              1996             1995
                                    -------------    -------------    -----------       -----------     -------------
Net asset value, beginning of
  period ..........................      $24.35         $ 21.61          $ 18.23          $ 16.48          $ 13.36
                                         ------         -------          -------          -------          -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........        0.17            0.18             0.14             0.15             0.20
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions ...................        5.84            5.99             5.12             3.73             4.12
                                         ------         -------          -------          -------          -------
  Total from investment
   operations .....................        6.01            6.17             5.26             3.88             4.32
                                         ------         -------          -------          -------          -------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............       (0.16)          (0.15)           (0.11)           (0.15)           (0.20)
  Dividends in excess of net
   investment income ..............           -               -                -                -            (0.02)
  Distributions from realized
   gains ..........................       (4.03)          (3.28)           (1.77)           (1.76)           (0.95)
  Distributions in excess of
   realized gains .................           -               -                -            (0.22)           (0.03)
  Tax return of capital
   distributions ..................           -               -                -                -                -
                                         ------         -------          -------          -------          -------
  Total dividends and
   distributions ..................       (4.19)          (3.43)           (1.88)           (2.13)           (1.20)
                                         ------         -------          -------          -------          -------
Net asset value, end of period.....      $26.17         $ 24.35          $ 21.61          $ 18.23          $ 16.48
                                         ======         =======          =======          =======          =======
Total return ......................       25.19%          29.39%           29.40%           24.28%           32.45%
                                         ======         =======          =======          =======          =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) ......................... $14,951,495     $12,061,977       $9,331,994       $6,625,390       $4,879,677
Ratio of expenses to average
  net assets ......................        0.38%           0.39%            0.39%            0.38%           0.38%
Ratio of net investment
  income to average net
  assets ..........................        0.65%           0.75%            0.69%            0.85%           1.27%
Portfolio turnover rate ...........          57%             46%              52%              55%             61%


                                                            CLASS IB
                                    -------------------------------------------------------
                                                                              OCTOBER 2,*
                                                                                1996 TO
                                            YEAR ENDED DECEMBER 31,            DECEMBER
                                    ----------------------------------------      31,
                                         1999          1998         1997         1996
                                    -------------- ------------ ------------ --------------
Net asset value, beginning of
  period ..........................       $24.30      $21.58      $18.22       $17.90
                                          ------      ------      ------       ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........         0.10        0.10        0.10         0.02
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions ...................         5.82        6.00        5.11         1.52
                                          ------      ------      ------       ------
  Total from investment
   operations .....................         5.92        6.10        5.21         1.54
                                          ------      ------      ------       ------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............        (0.14)      (0.10)      (0.08)           -
  Dividends in excess of net
   investment income ..............            -           -           -        (0.03)
  Distributions from realized
   gains ..........................        (4.03)      (3.28)      (1.77)       (0.16)
  Distributions in excess of
   realized gains .................            -           -           -        (1.03)
  Tax return of capital
   distributions ..................            -           -           -            -
                                          ------      ------      ------       ------
  Total dividends and
   distributions ..................        (4.17)      (3.38)      (1.85)       (1.22)
                                          ------      ------      ------       ------
Net asset value, end of period.....       $26.05      $24.30      $21.58       $18.22
                                          ======      ======      ======       ======
Total return ......................        24.88%      29.06%      29.07%        8.49%(b)
                                          ======      ======      ======       ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................   $1,642,066    $834,144    $228,780       $1,244
Ratio of expenses to average
  net assets ......................         0.63%       0.64%       0.64%        0.63%(a)
Ratio of net investment
  income to average net
  assets ..........................         0.39%       0.44%       0.46%        0.61%(a)
Portfolio turnover rate ...........           57%         46%         52%          55%

     -------------------------                               EQ Advisors Trust

-----
  80
--------------------------------------------------------------------------------

ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO(D)(E):

                                                              CLASS IA
                                  ----------------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                                  ----------------------------------------------------------------
                                      1999         1998         1997         1996         1995
                                  ------------ ------------ ------------ ------------ ------------
Net asset value, beginning of
  period ........................   $ 12.32      $ 11.89      $ 11.29      $ 11.52      $ 10.15
                                    -------      -------      -------      -------      -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income .........      0.47         0.49         0.49         0.50         0.60
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions .................      0.76         1.12         0.97         0.07         1.43
                                    -------      -------      -------      -------      -------
  Total from investment
   operations ...................      1.23         1.61         1.46         0.57         2.03
                                    -------      -------      -------      -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ............     (0.44)       (0.48)       (0.49)       (0.51)       (0.59)
  Distributions from realized
   gains ........................     (0.56)       (0.70)       (0.37)       (0.27)       (0.07)
  Distributions in excess of
   realized gains ...............         -            -            -        (0.02)           -
  Tax return of capital
   distributions ................         -            -            -            -            -
                                    -------      -------      -------      -------      -------
  Total dividends and
   distributions ................     (1.00)       (1.18)       (0.86)       (0.80)       (0.66)
                                    -------      -------      -------      -------      -------
Net asset value, end of
 period .........................   $ 12.55      $ 12.32      $ 11.89      $ 11.29      $ 11.52
                                    =======      =======      =======      =======      =======
Total return ....................     10.14%       13.88%       13.25%        5.21%       20.40%
                                    =======      =======      =======      =======      =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .......................  $394,489     $355,441     $307,847     $282,402     $252,101
Ratio of expenses to average
  net assets ....................      0.53%        0.53%        0.57%        0.61%        0.59%
Ratio of net investment
  income to average
  net assets ....................      3.73%        3.99%        4.17%        4.48%        5.48%
Portfolio turnover rate .........       111%         103%         206%         181%         287%


                                                  CLASS 1B
                                  ---------------------------------------
                                        YEAR ENDED          MAY 1, 1997*
                                       DECEMBER 31,              TO
                                  -----------------------   DECEMBER 31,
                                      1999        1998          1997
                                  ----------- ----------- ---------------
Net asset value, beginning of
  period ........................   $ 12.31     $ 11.88      $ 11.29
                                    -------     -------      -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income .........      0.44        0.46         0.31
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions .................      0.75        1.12         1.01
                                    -------     -------      -------
  Total from investment
   operations ...................      1.19        1.58         1.32
                                    -------     -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ............     (0.43)      (0.45)       (0.36)
  Distributions from realized
   gains ........................     (0.56)      (0.70)       (0.37)
  Distributions in excess of
   realized gains ...............         -           -            -
  Tax return of capital
   distributions ................         -           -            -
                                    -------     -------      -------
  Total dividends and
   distributions ................     (0.99)      (1.15)       (0.73)
                                    -------     -------      -------
Net asset value, end of
 period .........................   $ 12.51     $ 12.31      $ 11.88
                                    =======     =======      =======
Total return ....................      9.87%      13.60%       11.84%(b)
                                    =======     =======      =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .......................   $81,555     $32,653       $5,694
Ratio of expenses to average
  net assets ....................      0.78%       0.78%        0.80%(a)
Ratio of net investment
  income to average
  net assets ....................      3.48%       3.68%        3.82%(a)
Portfolio turnover rate .........       111%        103%         206%

-----
 81
--------------------------------------------------------------------------------

ALLIANCE EQUITY INDEX PORTFOLIO(D)(E):

                                                                  CLASS IA
                                    --------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                    --------------------------------------------------------------------
                                         1999           1998          1997         1996         1995
                                    -------------- -------------- ------------ ------------ ------------
Net asset value, beginning of
  period ..........................   $   25.00      $   19.74      $ 15.16      $ 13.13      $  9.87
                                      ---------      ---------      -------      -------      -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........        0.28           0.27         0.26         0.27         0.26
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions ...................        4.78           5.25         4.64         2.65         3.32
                                      ---------      ---------      -------      -------      -------
  Total from investment
   operations .....................        5.06           5.52         4.90         2.92         3.58
                                      ---------      ---------      -------      -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............       (0.27)         (0.25)       (0.25)       (0.25)       (0.22)
  Dividends in excess of net
   investment income - ............           -              -            -            -            -
  Distributions from realized
   gains ..........................       (0.22)         (0.01)       (0.07)       (0.64)       (0.09)
  Distributions in excess of
   realized gains .................           -              -            -            -        (0.01)
  Tax return of capital
   distributions ..................           -              -            -            -            -
                                      ---------      ---------      -------      -------      -------
  Total dividends and
   distributions ..................       (0.49)         (0.26)       (0.32)       (0.89)       (0.32)
                                      ---------      ---------      -------      -------      -------
Net asset value, end of period.....   $   29.57      $   25.00      $ 19.74      $ 15.16      $ 13.13
                                      =========      =========      =======      =======      =======
Total return ......................       20.38%         28.07%       32.58%       22.39%       36.48%
                                      =========      =========      =======      =======      =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................  $2,618,539     $1,689,913     $943,631     $386,249     $165,785
Ratio of expenses to average
  net assets ......................        0.33%          0.34%        0.37%        0.39%        0.48%
Ratio of net investment
  income to average net
  assets ..........................        1.05%          1.23%        1.46%        1.91%        2.16%
Portfolio turnover rate ...........           5%             6%           3%          15%           9%


                                                    CLASS 1B
                                    ----------------------------------------
                                          YEAR ENDED          MAY 1, 1997*
                                         DECEMBER 31,              TO
                                    -----------------------   DECEMBER 31,
                                        1999        1998          1997
                                    ----------- ----------- ----------------
Net asset value, beginning of
  period ..........................   $ 24.98    $ 19.73       $ 16.35
                                      -------    -------       -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........      0.21       0.22          0.14
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions ...................      4.78       5.24          3.48
                                      -------    -------       -------
  Total from investment
   operations .....................      4.99       5.46          3.62
                                      -------    -------       -------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............     (0.25)     (0.20)        (0.17)
  Dividends in excess of net
   investment income - ............         -          -             -
  Distributions from realized
   gains ..........................     (0.22)     (0.01)        (0.07)
  Distributions in excess of
   realized gains .................         -          -             -
  Tax return of capital
   distributions ..................         -          -             -
                                      -------    -------       -------
  Total dividends and
   distributions ..................     (0.47)     (0.21)        (0.24)
                                      -------    -------       -------
Net asset value, end of period.....   $ 29.50    $ 24.98       $ 19.73
                                      =======    =======       =======
Total return ......................     20.08%     27.74%        22.28%(b)
                                      =======    =======       =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................   $20,931       $443          $110
Ratio of expenses to average
  net assets ......................      0.58%      0.59%         0.62%(a)
Ratio of net investment
  income to average net
  assets ..........................      0.78%      0.98%         1.10%(a)
Portfolio turnover rate ...........         5%         6%            3%

     -------------------------                               EQ Advisors Trust

-----
  82
--------------------------------------------------------------------------------

ALLIANCE GLOBAL PORTFOLIO(D)(E):


                                                                   CLASS IA
                                    ----------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                    ----------------------------------------------------------------------
                                         1999           1998           1997          1996         1995
                                    -------------- -------------- -------------- ------------ ------------
Net asset value, beginning of
  period ..........................   $   19.46      $   17.29      $   16.92      $ 15.74      $ 13.87
                                      ---------      ---------      ---------      -------      -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........        0.10           0.14           0.17         0.21         0.26
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions ...................        7.25           3.56           1.75         2.05         2.32
                                      ---------      ---------      ---------      -------      -------
  Total from investment
   operations .....................        7.35           3.70           1.92         2.26         2.58
                                      ---------      ---------      ---------      -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............       (0.02)         (0.22)         (0.36)       (0.21)       (0.25)
  Dividends in excess of net
   investment income ..............           -              -              -        (0.08)           -
  Distributions from realized
   gains ..........................       (1.63)         (1.31)         (1.19)       (0.79)       (0.42)
  Distributions in excess of
   realized gains .................           -              -              -            -        (0.03)
  Tax return of capital
   distributions ..................           -              -              -            -        (0.01)
                                      ---------      ---------      ---------      -------      -------
  Total dividends and
   distributions ..................       (1.65)         (1.53)         (1.55)       (1.08)       (0.71)
                                      ---------      ---------      ---------      -------      -------
Net asset value, end of period.....   $   25.16      $   19.46      $   17.29      $ 16.92      $ 15.74
                                      =========      =========      =========      =======      =======
Total return ......................       38.53%         21.80%         11.66%       14.60%       18.81%
                                      =========      =========      =========      =======      =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................  $1,869,185     $1,360,220     $1,203,867     $997,041     $686,140
Ratio of expenses to average
  net assets ......................        0.70%          0.71%          0.69%        0.60%        0.61%
Ratio of net investment
  income to average net
  assets ..........................        0.45%          0.72%          0.97%       1.28%         1.76%
Portfolio turnover rate ...........          93%           105%            57%         59%           67%



                                                          CLASS 1B
                                    -----------------------------------------------------
                                                                            OCTOBER 2,*
                                          YEAR ENDED DECEMBER 31,             1996 TO
                                    ------------------------------------   DECEMBER 31,
                                        1999         1998        1997          1996
                                    ------------ ----------- ----------- ----------------
Net asset value, beginning of
  period ..........................   $ 19.41      $ 17.27     $ 16.91      $ 16.57
                                      -------      -------     -------      -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........      0.03         0.08        0.12         0.02
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions ...................      7.24         3.56        1.76         0.81
                                      -------      -------     -------      -------
  Total from investment
   operations .....................      7.27         3.64        1.88         0.83
                                      -------      -------     -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............         -        (0.19)      (0.33)           -
  Dividends in excess of net
   investment income ..............         -            -           -        (0.11)
  Distributions from realized
   gains ..........................     (1.63)       (1.31)      (1.19)       (0.10)
  Distributions in excess of
   realized gains .................         -            -           -        (0.28)
  Tax return of capital
   distributions ..................         -            -           -            -
                                      -------      -------     -------      -------
  Total dividends and
   distributions ..................     (1.63)       (1.50)      (1.52)       (0.49)
                                      -------      -------     -------      -------
Net asset value, end of period.....   $ 25.05      $ 19.41     $ 17.27      $ 16.91
                                      =======      =======     =======      =======
Total return ......................     38.17%       21.50%      11.38%        4.98%(b)
                                      =======      =======     =======      =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................  $121,052      $47,982     $21,520         $290
Ratio of expenses to average
  net assets ......................      0.95%        0.96%       0.97%        0.86%(a)
Ratio of net investment
  income to average net
  assets ..........................      0.16%        0.41%       0.67%        0.48%(a)
Portfolio turnover rate ...........        93%         105%         57%          59%

-----
 83
--------------------------------------------------------------------------------

ALLIANCE GROWTH AND INCOME PORTFOLIO(D)(E):

                                                                        CLASS IA
                                            -----------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------
                                                 1999          1998         1997         1996         1995
                                            -------------- ------------ ------------ ------------ -----------
Net asset value, beginning of period ......  $    16.99      $ 15.38      $ 13.01      $ 11.70      $  9.70
                                             ----------      -------      -------      -------      -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...................        0.06         0.06         0.15         0.24         0.33
  Net realized and unrealized gain
   (loss) on investments ..................        3.05         3.08         3.30         2.05         1.97
                                             ----------      -------      -------      -------      -------
  Total from investment operations ........        3.11         3.14         3.45         2.29         2.30
                                             ----------      -------      -------      -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income .................................       (0.05)       (0.05)       (0.15)       (0.23)       (0.30)
  Distributions from realized gains .......       (1.81)       (1.48)       (0.93)       (0.75)           -
  Tax return of capital distributions .....           -            -            -            -            -
                                             ----------      -------      -------      -------      -------
  Total dividends and distributions .......       (1.86)       (1.53)       (1.08)       (0.98)       (0.30)
                                             ----------      -------      -------      -------      -------
Net asset value, end of period ............  $    18.24      $ 16.99      $ 15.38      $ 13.01      $ 11.70
                                             ==========      =======      =======      =======      =======
Total return ..............................       18.66%       20.86%       26.90%       20.09%       24.07%
                                             ==========      =======      =======      =======      =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .........  $1,241,619     $877,744     $555,059     $232,080      $98,053
Ratio of expenses to average net
  assets ..................................        0.57%        0.58%        0.58%        0.58%        0.60%
Ratio of net investment income to
  average net assets ......................        0.33%        0.38%        0.99%        1.94%        3.11%
Portfolio turnover rate ...................          70%          74%          79%          88%          65%


                                                              CLASS IB
                                            --------------------------------------------
                                              YEAR END DECEMBER 31,      MAY 1, 1997*
                                            -------------------------         TO
                                                1999         1998      DECEMBER 31, 1997
                                            ------------ ------------ ------------------
Net asset value, beginning of period ......   $ 16.95      $ 15.36        $ 13.42
                                              -------      -------        -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...................      0.01         0.03           0.05
  Net realized and unrealized gain
   (loss) on investments ..................      3.04         3.07           2.91
                                              -------      -------        -------
  Total from investment operations ........      3.05         3.10           2.96
                                              -------      -------        -------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income .................................     (0.03)       (0.03)         (0.09)
  Distributions from realized gains .......     (1.81)       (1.48)         (0.93)
  Tax return of capital distributions .....         -            -              -
                                              -------      -------        -------
  Total dividends and distributions .......     (1.84)       (1.51)         (1.02)
                                              -------      -------        -------
Net asset value, end of period ............   $ 18.16      $ 16.95        $ 15.36
                                              =======      =======        =======
Total return ..............................     18.37%       20.56%         22.41%(b)
                                              =======      =======        =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .........  $261,663     $120,558        $32,697
Ratio of expenses to average net
  assets ..................................      0.82%        0.83%          0.83%(a)
Ratio of net investment income to
  average net assets ......................      0.06%        0.17%          0.43%(a)
Portfolio turnover rate ...................        70%          74%            79%

     -------------------------                               EQ Advisors Trust

-----
  84
--------------------------------------------------------------------------------

ALLIANCE GROWTH INVESTORS PORTFOLIO(D)(E):

                                                                    CLASS IA
                                    -------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                    -------------------------------------------------------------------------
                                         1999           1998            1997           1996          1995
                                    -------------- -------------- --------------- -------------- ------------
Net asset value, beginning of
  period ..........................   $   19.87      $   18.55      $    17.20      $   17.68      $ 14.66
                                      ---------      ---------      ----------      ---------      -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........        0.37           0.41            0.41           0.40         0.57
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions ...................        4.83           3.03            2.43           1.66         3.24
                                      ---------      ---------      ----------      ---------      -------
  Total from investment
   operations .....................        5.20           3.44            2.84           2.06         3.81
                                      ---------      ---------      ----------      ---------      -------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............       (0.35)         (0.41)          (0.46)         (0.40)       (0.54)
  Dividends in excess of net
   investment income ..............           -              -               -          (0.03)       (0.01)
  Distributions from realized
   gains ..........................       (2.15)         (1.71)          (1.03)         (2.10)       (0.24)
  Distributions in excess of
   realized gains .................           -              -               -          (0.01)           -
  Tax return of capital
   distributions ..................           -              -               -              -            -
                                      ---------      ---------      ----------      ---------      -------
  Total dividends and
   distributions ..................       (2.50)         (2.12)          (1.49)         (2.54)       (0.79)
                                      ---------      ---------      ----------      ---------      -------
Net asset value, end of period.....   $   22.57      $   19.87      $    18.55      $   17.20      $ 17.68
                                      =========      =========      ==========      =========      =======
Total return ......................       26.58%         19.13%          16.87%         12.61%       26.37%
                                      =========      =========      ==========      =========      =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................  $2,495,787     $1,963,074      $1,630,389     $1,301,643     $896,134
Ratio of expenses to average
  net assets ......................        0.53%          0.55%           0.57%          0.57%        0.56%
Ratio of net investment
  income to average net
  assets ..........................        1.71%          2.10%           2.18%          2.31%        3.43%
Portfolio turnover rate ...........          98%           102%            121%           190%         107%


                                                          CLASS IB
                                    -----------------------------------------------------
                                                 YEAR ENDED                 OCTOBER 2,
                                                DECEMBER 31,                  1996 TO
                                    ------------------------------------   DECEMBER 31,
                                        1999         1998        1997          1996
                                    ------------ ----------- ----------- ----------------
Net asset value, beginning of
  period ..........................   $ 19.84      $ 18.52     $ 17.19      $ 16.78
                                      -------      -------     -------      -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........      0.31         0.36        0.36         0.07
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions ...................      4.82         3.03        2.43         0.71
                                      -------      -------     -------      -------
  Total from investment
   operations .....................      5.13         3.39        2.79         0.78
                                      -------      -------     -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............     (0.31)       (0.36)      (0.43)       (0.02)
  Dividends in excess of net
   investment income ..............         -            -           -        (0.09)
  Distributions from realized
   gains ..........................     (2.15)       (1.71)      (1.03)       (0.02)
  Distributions in excess of
   realized gains .................         -            -           -        (0.24)
  Tax return of capital
   distributions ..................         -            -           -            -
                                      -------      -------     -------      -------
  Total dividends and
   distributions ..................     (2.46)       (2.07)      (1.46)       (0.37)
                                      -------      -------     -------      -------
Net asset value, end of period.....   $ 22.51      $ 19.84     $ 18.52      $ 17.19
                                      =======      =======     =======      =======
Total return ......................     26.27%       18.83%      16.58%        4.64%(b)
                                      =======      =======     =======      =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................  $202,850      $92,027     $35,730         $472
Ratio of expenses to average
  net assets ......................      0.78%        0.80%       0.82%        0.84%(a)
Ratio of net investment
  income to average net
  assets ..........................      1.44%        1.85%       1.88%        1.69%(a)
Portfolio turnover rate ...........        98%         102%        121%         190%

-----
 85
--------------------------------------------------------------------------------

ALLIANCE HIGH YIELD PORTFOLIO(D)(E):


                                                                  CLASS IA
                                      -----------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------------------
                                          1999          1998         1997         1996         1995
                                      ------------ ------------- ------------ ------------ ------------
Net asset value, beginning of
  period ............................   $  8.71       $ 10.41      $ 10.02      $  9.64      $  8.91
                                        -------       -------      -------      -------      -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income .............      0.90          1.07         1.04         1.02         0.98
  Net realized and unrealized
   gain (loss) on investments. ......     (1.19)        (1.56)        0.75         1.07         0.73
                                        -------       -------      -------      -------      -------
  Total from investment
   operations .......................     (0.29)        (0.49)        1.79         2.09         1.71
                                        -------       -------      -------      -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ...........................     (0.96)        (1.03)       (0.97)       (0.98)       (0.94)
  Dividends in excess of net
   investment income ................         -             -            -        (0.03)       (0.04)
  Distributions from realized
   gains ............................     (0.01)        (0.18)       (0.43)       (0.70)           -
  Distributions in excess of
   realized gains ...................         -             -            -            -            -
  Return of capital distributions ...     (0.02)            -            -            -            -
                                        -------       -------      -------      -------      -------
  Total dividends and
   distributions ....................     (0.99)        (1.21)       (1.40)       (1.71)       (0.98)
                                        -------       -------      -------      -------      -------
Net asset value, end of period ......   $  7.43       $  8.71      $ 10.41      $ 10.02      $  9.64
                                        =======       =======      =======      =======      =======
Total return ........................     (3.35)%       (5.15)%      18.48%       22.89%       19.92%
                                        =======       =======      =======      =======      =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...  $336,292      $405,308     $355,473     $199,360     $118,129
Ratio of expenses to average net
  assets ............................      0.63%         0.63%        0.62%        0.59%        0.60%
Ratio of net investment income to
  average net assets ................     10.53%        10.67%        9.82%        9.93%       10.34%
Portfolio turnover rate .............       178%          181%         390%         485%         350%


                                                             CLASS IB
                                      -------------------------------------------------------
                                                                                OCTOBER 2,*
                                             YEAR ENDED DECEMBER 31,              1996 TO
                                      --------------------------------------   DECEMBER 31,
                                          1999          1998         1997          1996
                                      ------------ ------------- ----------- ----------------
Net asset value, beginning of
  period ............................   $  8.69       $ 10.39      $ 10.01      $   10.25
                                        -------       -------      -------      ---------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income .............      0.87          1.04        1.05            0.19
  Net realized and unrealized
   gain (loss) on investments. ......     (1.18)        (1.56)       0.71            0.15
                                        -------       -------      -------      ---------
  Total from investment
   operations .......................     (0.31)        (0.52)       1.76            0.34
                                        -------       -------      -------      ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ...........................     (0.95)        (1.00)       (0.95)         (0.03)
  Dividends in excess of net
   investment income ................         -             -            -          (0.25)
  Distributions from realized
   gains ............................     (0.01)        (0.18)       (0.43)         (0.01)
  Distributions in excess of
   realized gains ...................         -             -            -          (0.29)
  Return of capital distributions ...     (0.02)            -            -              -
                                        -------       -------      -------      ---------
  Total dividends and
   distributions ....................     (0.98)        (1.18)       (1.38)         (0.58)
                                        -------       -------      -------      ---------
Net asset value, end of period ......   $  7.40       $  8.69      $ 10.39      $   10.01
                                        =======       =======      =======      =========
Total return ........................     (3.58)%       (5.38)%      18.19%          3.32%(b)
                                        =======       =======      =======      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...   $230,290      $207,042     $66,338      $     685
Ratio of expenses to average net
  assets ............................      0.88%         0.88%        0.88%          0.82%(a)
Ratio of net investment income to
  average net assets ................     10.25%        10.60%        9.76%          8.71%(a)
Portfolio turnover rate .............       178%          181%         390%           485%



     -------------------------                               EQ Advisors Trust

-----
  86
--------------------------------------------------------------------------------

ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO(D)(E):


                                                                             CLASS IA
                                                 ---------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------
                                                     1999         1998         1997         1996        1995
                                                 ------------ ------------ ------------ ----------- -------------
Net asset value, beginning of period ...........    $   9.67     $  9.44      $  9.29     $ 9.47        $ 8.87
                                                    --------     -------      -------     ------        ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................        0.50        0.50         0.53       0.54          0.58
  Net realized and unrealized gain (loss) on
   investments .................................       (0.49)       0.21         0.13      (0.19)         0.57
                                                    --------     -------      -------     ------        ------
  Total from investment operations .............        0.01        0.71         0.66       0.35          1.15
                                                    --------     -------      -------     ------        ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income. ........       (0.50)      (0.48)       (0.51)     (0.53)        (0.55)
                                                    --------     -------      -------     ------        ------
Net asset value, end of period .................    $   9.18     $  9.67      $  9.44     $ 9.29        $ 9.47
                                                    ========     =======      =======     ======        ======
Total return ...................................        0.02%       7.74%        7.29%      3.78%        13.33%
                                                    ========     =======      =======     ======        ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............    $156,864    $153,383     $115,114    $88,384       $71,780
Ratio of expenses to average net assets ........        0.55%       0.55%        0.55%      0.56%         0.57%
Ratio of net investment income to average
  net assets ...................................        5.16%       5.21%        5.61%      5.73%         6.15%
Portfolio turnover rate ........................         408%        539%         285%       318%          255%


                                                                    CLASS IB
                                                 ---------------------------------------------
                                                                                 MAY 1, 1997*
                                                    YEAR ENDED DECEMBER 31,           TO
                                                 ------------------------------  DECEMBER 31,
                                                      1999            1998           1997
                                                 -------------- --------------- --------------
Net asset value, beginning of period ...........    $   9.66         $ 9.43       $  9.27
                                                    --------         ------       -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................        0.47           0.47          0.32
  Net realized and unrealized gain (loss) on
   investments .................................       (0.49)          0.22          0.22
                                                    --------         ------       -------
  Total from investment operations .............       (0.02)          0.69          0.54
                                                    --------         ------       -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income. ........       (0.49)         (0.46)        (0.38)
                                                    --------         ------       -------
Net asset value, end of period .................    $   9.15         $ 9.66       $  9.43
                                                    ========         ======       =======
Total return ...................................       (0.23)%         7.48%         5.83%(b)
                                                    ========         ======       =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............     $45,911        $30,898        $5,052
Ratio of expenses to average net assets ........        0.80%          0.80%         0.81%(a)
Ratio of net investment income to average
  net assets ...................................        4.91%          4.87%         5.15%(a)
Portfolio turnover rate ........................         408%           539%          285%

-----
 87
--------------------------------------------------------------------------------

ALLIANCE INTERNATIONAL PORTFOLIO(D)(E):


                                                                  CLASS IA
                                    ---------------------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                                    ----------------------------------------------------  APRIL 3, 1995*
                                                                                                TO
                                                                                           DECEMBER 31,
                                        1999         1998          1997         1996           1995
                                    ------------ ------------ ------------- ------------ ----------------
Net asset value, beginning of
  period ..........................   $ 11.13      $ 10.27       $ 11.50      $ 10.87       $ 10.00
                                      -------      -------       -------      -------       -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........      0.08         0.09          0.10         0.13          0.14
  Net realized and unrealized
   gain (loss) on
   investments and foreign
   currency transactions ..........      4.07         0.97         (0.45)        0.94          0.98
                                      -------      -------       -------      -------       -------
  Total from investment
   operations .....................      4.15         1.06         (0.35)        1.07          1.12
                                      -------      -------       -------      -------       -------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............         -        (0.20)        (0.32)       (0.10)        (0.07)
  Dividends in excess of net
   investment income ..............         -            -             -        (0.09)        (0.13)
  Distributions from realized
   gains ..........................     (0.25)           -         (0.56)       (0.25)        (0.05)
  Tax return of capital
   distributions ..................         -            -             -            -             -
                                      -------      -------       -------      -------       -------
  Total dividends and
   distributions ..................     (0.25)       (0.20)        (0.88)       (0.44)        (0.25)
                                      -------      -------       -------      -------       -------
Net asset value, end of period.....   $ 15.03      $ 11.13       $ 10.27      $ 11.50       $ 10.87
                                      =======      =======       =======      =======       =======
Total return ......................     37.31%       10.57%        (2.98)%       9.82%        11.29%(b)
                                      =======      =======       =======      =======       =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................  $268,541     $204,767      $190,611     $151,907       $28,684
Ratio of expenses to average
  net assets ......................      1.08%        1.06%         1.08%        1.06%         1.03%(a)
Ratio of net investment
  income to average net
  assets ..........................      0.70%        0.81%         0.83%        1.10%         1.71%(a)
Portfolio turnover rate ...........       152%          59%           59%          48%           56%


                                                       CLASS IB
                                    -----------------------------------------------
                                                                    MAY 1, 1997*
                                      YEAR ENDED DECEMBER 31,            TO
                                    ----------------------------    DECEMBER 31,
                                         1999           1998            1997
                                    -------------- ------------- ------------------
Net asset value, beginning of
  period ..........................   $   11.11       $  10.26       $  11.39
                                      ---------       --------       --------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........        0.04           0.05           0.02
  Net realized and unrealized
   gain (loss) on
   investments and foreign
   currency transactions ..........        4.06           0.98          (0.31)
                                      ---------       --------       --------
  Total from investment
   operations .....................        4.10           1.03          (0.29)
                                      ---------       --------       --------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............           -          (0.18)         (0.28)
  Dividends in excess of net
   investment income ..............           -              -              -
  Distributions from realized
   gains ..........................       (0.25)             -          (0.56)
  Tax return of capital
   distributions ..................           -              -              -
                                      ---------       --------       --------
  Total dividends and
   distributions ..................       (0.25)         (0.18)         (0.84)
                                      ---------       --------       --------
Net asset value, end of period.....   $   14.96       $  11.11       $  10.26
                                      =========       ========       ========
Total return ......................       36.90%         10.30%         (2.54)%(b)
                                      =========       ========       ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................     $18,977         $7,543         $3,286
Ratio of expenses to average
  net assets ......................        1.33%          1.31%          1.38%(a)
Ratio of net investment
  income to average net
  assets ..........................        0.36%          0.44%          0.20%(a)
Portfolio turnover rate ...........         152%            59%            59%

     -------------------------                               EQ Advisors Trust

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  88
--------------------------------------------------------------------------------

ALLIANCE MONEY MARKET PORTFOLIO(D)(E):


                                                                          CLASS IA
                                        ----------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                        ----------------------------------------------------------------------------
                                              1999           1998           1997            1996           1995
                                        --------------- -------------- -------------- --------------- --------------
Net asset value, beginning of
  period ..............................   $    10.22      $   10.18      $   10.17      $    10.16      $   10.14
                                          ----------      ---------      ---------      ----------      ---------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...............         0.51           0.53           0.54            0.54           0.57
  Net realized and unrealized
   gain (loss) on investments .........            -              -              -           (0.01)             -
                                          ----------      ---------      ---------      ----------      ---------
  Total from investment
   operations .........................         0.51           0.53           0.54            0.53           0.57
                                          ----------      ---------      ---------      ----------      ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income .............................        (0.45)         (0.49)         (0.53)          (0.52)         (0.55)
  Dividends in excess of net
   investment income ..................            -              -              -               -              -
  Dividends from realized gains .......            -              -              -               -              -
                                          ----------      ---------      ---------      ----------      ---------
  Total dividends and
   distributions ......................        (0.45)         (0.49)         (0.53)          (0.52)         (0.55)
                                          ----------      ---------      ---------      ----------      ---------
Net asset value, end of period ........   $    10.28      $   10.22      $   10.18      $    10.17      $   10.16
                                          ==========      =========      =========      ==========      =========
Total return ..........................         4.96%          5.34%          5.42%           5.33%          5.74%
                                          ==========      =========      =========      ==========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .....     $883,988       $723,311       $449,960        $463,422       $386,691
Ratio of expenses to average net
  assets ..............................         0.37%          0.37%          0.39%           0.43%          0.44%
Ratio of net investment income to
  average net assets ..................         4.91%          5.13%          5.28%           5.17%          5.53%


                                                                    CLASS IB
                                        -----------------------------------------------------------------
                                                                                            OCTOBER 2,
                                                    YEAR ENDED DECEMBER 31,                  1996* TO
                                        ------------------------------------------------   DECEMBER 31,
                                              1999            1998             1997            1996
                                        --------------- ---------------- --------------- ----------------
Net asset value, beginning of
  period ..............................   $    10.21      $     10.17      $    10.16       $   10.16
                                          ----------      -----------      ----------       ---------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...............         0.49             0.49            0.52            0.11
  Net realized and unrealized
   gain (loss) on investments .........        (0.01)            0.02               -            0.01
                                          ----------      -----------      ----------       ---------
  Total from investment
   operations .........................         0.48             0.51            0.52            0.12
                                          ----------      -----------      ----------       ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income .............................        (0.44)           (0.47)          (0.51)          (0.02)
  Dividends in excess of net
   investment income ..................            -                -               -           (0.10)
  Dividends from realized gains .......            -                -               -               -
                                          ----------      -----------      ----------       ---------
  Total dividends and
   distributions ......................        (0.44)           (0.47)          (0.51)          (0.12)
                                          ----------      -----------      ----------       ---------
Net asset value, end of period ........   $    10.25      $     10.21      $    10.17       $   10.16
                                          ==========      ===========      ==========       =========
Total return ..........................         4.71%            5.08%           5.16%           1.29%(b)
                                          ==========      ===========      ==========       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .....     $559,713         $386,718        $123,675          $3,184
Ratio of expenses to average net
  assets ..............................         0.62%            0.62%           0.63%           0.67%(a)
Ratio of net investment income to
  average net assets ..................         4.68%            4.82%           5.02%           4.94%(a)

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 89
--------------------------------------------------------------------------------

ALLIANCE QUALITY BOND PORTFOLIO(D)(E):



                                                                    CLASS IA
                                        ----------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                        ----------------------------------------------------------------
                                            1999         1998         1997         1996         1995
                                        ------------ ------------ ------------ ------------ ------------
Net asset value, beginning of
  period ..............................     $  9.84    $  9.74      $  9.49      $  9.61      $  8.72
                                            -------    -------      -------      -------      -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...............        0.54       0.55         0.60         0.57         0.57
  Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions .......................       (0.74)      0.28         0.24        (0.07)        0.88
                                            -------    -------      -------      -------      -------
  Total from investment
   operations .........................       (0.20)      0.83         0.84         0.50         1.45
                                            -------    -------      -------      -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income .............................       (0.50)     (0.53)       (0.59)       (0.60)       (0.56)
  Dividends in excess of net
   investment income ..................           -          -            -        (0.02)           -
  Distributions from realized
   gains ..............................       (0.03)     (0.20)           -            -            -
  Tax return of capital
   distributions ......................           -          -            -            -            -
                                            -------    -------      -------      -------      -------
  Total dividends and
   distributions ......................       (0.53)     (0.73)       (0.59)       (0.62)       (0.56)
                                            -------    -------      -------      -------      -------
Net asset value, end of period ........     $  9.11    $  9.84      $  9.74      $  9.49      $  9.61
                                            =======    =======      =======      =======      =======
Total return ..........................       (2.00)%     8.69%        9.14%        5.36%       17.02%
                                            =======    =======      =======      =======      =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .....    $329,895   $322,418     $203,233     $155,023     $157,443
Ratio of expenses to average net
  assets ..............................        0.56%      0.57%        0.57%        0.59%        0.59%
Ratio of net investment income to
  average net assets ..................        5.64%      5.48%        6.19%        6.06%        6.13%
Portfolio turnover rate ...............         147%       194%         374%         431%         411%


                                                   CLASS 1B
                                        -------------------------------
                                                         JULY 8, 1998*
                                          YEAR ENDED          TO
                                         DECEMBER 31,    DECEMBER 31,
                                             1999            1998
                                        -------------- ----------------
Net asset value, beginning of
  period ..............................    $   9.84       $    9.90
                                           --------       ---------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...............        0.52            0.25
  Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions .......................       (0.75)           0.14
                                           --------       ---------
  Total from investment
   operations .........................       (0.23)           0.39
                                           --------       ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income .............................       (0.49)          (0.25)
  Dividends in excess of net
   investment income ..................           -               -
  Distributions from realized
   gains ..............................       (0.03)          (0.20)
  Tax return of capital
   distributions ......................           -               -
                                           --------       ---------
  Total dividends and
   distributions ......................       (0.52)          (0.45)
                                           --------       ---------
Net asset value, end of period ........    $   9.09       $    9.84
                                           ========       =========
Total return ..........................       (2.25)%          4.05%(b)
                                           ========       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .....      $1,094             $10
Ratio of expenses to average net
  assets ..............................        0.81%           0.81%(a)
Ratio of net investment income to
  average net assets ..................        5.39%           5.06%(a)
Portfolio turnover rate ...............         147%            194%

     -------------------------                               EQ Advisors Trust

-----
  90
--------------------------------------------------------------------------------

ALLIANCE SMALL CAP GROWTH PORTFOLIO(D)(E):

                                                            CLASS IA
                                           ------------------------------------------
                                            YEAR ENDED DECEMBER 31,   MAY 1, 1997*
                                           ------------------------        TO
                                               1999        1998     DECEMBER 31, 1997
                                           ------------ ----------- -----------------
Net asset value, beginning of period .....    $ 11.82     $ 12.35       $ 10.00
                                              -------     -------       -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income (loss) ...........      (0.05)       0.01          0.01
  Net realized and unrealized gain
   (loss) on investments .................       3.34       (0.54)         2.65
                                              -------     -------       -------
  Total from investment operations .......       3.29       (0.53)         2.66
                                              -------     -------       -------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ................................          -           -         (0.01)
  Dividends in excess of net
   investment income .....................          -           -             -
  Distributions from realized gains ......          -           -         (0.30)
  Tax return of capital distributions ....          -           -             -
                                              -------     -------       -------
  Total dividends and distributions ......          -           -         (0.31)
                                              -------     -------       -------
Net asset value, end of period ...........    $ 15.11     $ 11.82       $ 12.35
                                              =======     =======       =======
Total return .............................      27.75%      (4.28)%       26.74%(b)
                                              =======     =======       =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........   $241,000    $198,360       $94,676
Ratio of expenses to average net
  assets .................................       0.95%       0.96%         0.95%(a)
Ratio of net investment income (loss)
  to average net assets ..................      (0.40)%      0.08%         0.10%(a)
Portfolio turnover rate ..................        221%         94%           96%

                                                              CLASS IB
                                           -------------------------------------------
                                             YEAR ENDED DECEMBER 31,   MAY 1, 1997*
                                           -------------------------         TO
                                                1999       1998      DECEMBER 31, 1997
                                           ------------- ----------- -----------------
Net asset value, beginning of period .....     $  11.79    $ 12.34       $  10.00
                                               --------    -------       --------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income (loss) ...........        (0.08)     (0.02)         (0.01)
  Net realized and unrealized gain
   (loss) on investments .................         3.32      (0.53)          2.65
                                               --------    -------       --------
  Total from investment operations .......         3.24      (0.55)          2.64
                                               --------    -------       --------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ................................            -          -              -
  Dividends in excess of net
   investment income .....................            -          -              -
  Distributions from realized gains ......            -          -          (0.30)
  Tax return of capital distributions ....            -          -              -
                                               --------    -------       --------
  Total dividends and distributions ......            -          -          (0.30)
                                               --------    -------       --------
Net asset value, end of period ...........     $  15.03    $ 11.79       $  12.34
                                               ========    =======       ========
Total return .............................        27.46%     (4.44)%        26.57%(b)
                                               ========    =======       ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........     $162,331   $112,254        $46,324
Ratio of expenses to average net
  assets .................................         1.20%      1.20%          1.15%(a)
Ratio of net investment income (loss)
  to average net assets ..................        (0.65)%    (0.17)%        (0.12)%(a)
Portfolio turnover rate ..................          221%        94%            96%

----------
*     Commencement of Operations
+ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)   Annualized
(b)   Total return is not annualized.

(c) Reflects overall Portfolio ratios for investment income and non-class specific expense.
(d) On October 18, 1999, this Portfolio received, through a substitution transaction, the assets and liabilities of the Hudson River Trust Portfolio that followed the same investment objectives as this Portfolio. The information for each of the preceding periods is that of the predecessor Hudson River Trust Portfolio. Information for the year ended December 31, 1999 includes the results of operations of the predecessor Hudson River Trust Portfolio from January 1, 1999 through October 17, 1999.
(e) Net investment income and capital changes per share are based on monthly average shares outstanding.

----------------
  91
--------------------------------------------------------------------------------

If you wish to know more, you will find additional information about the Trust and its Portfolios in the following documents, which are available, free of charge by calling our toll-free number at 1-800-528-0204:

ANNUAL AND SEMI-ANNUAL REPORTS

The Annual and Semi-Annual Reports include more information about the Trust's performance and are available upon request free of charge. The Annual Reports usually includes performance information, a discussion of market conditions and the investment strategies that affected the Portfolios' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, dated May 1, 2000, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-800-528-0204.

You may visit the SEC's website at www.sec.gov to view the SAI and other information about the Trust. You can also review and copy information about the Trust, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

Investment Company Act File Number: 811-07953